                                                                     Exhibit 4.2


================================================================================


                        AMERICAN EXPRESS ISSUANCE TRUST

                                   as Issuer

                                      and

                              THE BANK OF NEW YORK

              as Indenture Trustee and as Securities Intermediary


                       SERIES 2005-2 INDENTURE SUPPLEMENT

                         dated as of September 16, 2005

                                       to

                                   INDENTURE

                            dated as of May 19, 2005




================================================================================

                               TABLE OF CONTENTS


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
                                                ARTICLE I
                         DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 1.01  Designation ..............................................................................  1

                                                ARTICLE II
                                               DEFINITIONS

Section 2.01  Definitions ..............................................................................  3

Section 2.02  Governing Law ............................................................................ 18

Section 2.03  Counterparts ............................................................................. 18

Section 2.04  Ratification of Indenture ................................................................ 18

                                               ARTICLE III
                                          SERVICING COMPENSATION

Section 3.01  Servicing Compensation ................................................................... 19

                                                ARTICLE IV
            RIGHTS OF SERIES 2005-2 NOTEHOLDERS AND ALLOCATION AND APPLICATION OF COLLECTIONS

Section 4.01  Collections and Allocations .............................................................. 20

Section 4.02  Determination of Monthly Interest ........................................................ 21

Section 4.03  Determination of Monthly Principal ....................................................... 22

Section 4.05  Application of Available Funds on Deposit in the Collection Account ...................... 24

Section 4.06  Application of Series 2005-2 Available Principal Collections ............................. 25

Section 4.07  Principal Funding Account; Controlled Accumulation Period ................................ 26

Section 4.08  Investor Charge-Offs ..................................................................... 28

Section 4.09  Reallocated Principal Collections ........................................................ 28

Section 4.10  Shared Excess Available Finance Charge Collections ....................................... 28

Section 4.11  Shared Excess Available Principal Collections ............................................ 29

Section 4.12  Accumulation Reserve Account ............................................................. 30

Section 4.13  Class C Reserve Account .................................................................. 32

Section 4.14  Investment Instructions .................................................................. 34

Section 4.15  Determination of LIBOR ................................................................... 35

Section 4.16  Sale of Collateral for Series 2005-2 Notes That Are Accelerated or Reach Legal Maturity... 36
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                                      -i-
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                               TABLE OF CONTENTS
                                  (continued)


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
                                                ARTICLE V
                                       EARLY AMORTIZATION OF NOTES

Section 5.01  Early Amortization Events ................................................................ 38

                                                ARTICLE VI
                                   LEGAL MATURITY; FINAL DISTRIBUTIONS

Section 6.01  Legal Maturity ........................................................................... 39

                                               ARTICLE VII
                              DELIVERY OF SERIES 2005-2 NOTES; DISTRIBUTIONS
                                 AND REPORTS TO SERIES 2005-2 NOTEHOLDERS

Section 7.01  Form of Delivery for the Series 2005-2 Notes; Depository; Denominations .................. 40

Section 7.02  Delivery and Payment for the Series 2005-2 Notes ......................................... 40

Section 7.03  Distributions ............................................................................ 40

Section 7.04  Reports and Statements to Series 2005-2 Noteholders ...................................... 41

                                               ARTICLE VIII
                                         MISCELLANEOUS PROVISIONS

Section 8.01  No Petition .............................................................................. 43

Section 8.02  Actions by the Issuer .................................................................... 43

Section 8.03  Limitations on Liability ................................................................. 43

Section 8.04  Termination of Issuer .................................................................... 44

Section 8.05  Acknowledgement and Acceptance of Indenture .............................................. 44

Section 8.06  Amendments ............................................................................... 44
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                                      -ii-

                  This SERIES 2005-2 INDENTURE SUPPLEMENT (this "Indenture Supplement"), by and between AMERICAN EXPRESS ISSUANCE TRUST, a statutory trust organized under the laws of the State of Delaware (the "Issuer"), having its principal office at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-1600, and THE BANK OF NEW YORK, a New York banking corporation, in its capacity as Indenture Trustee (the "Indenture Trustee") and as the initial Securities Intermediary, is made and entered into as of September 16, 2005.

                  Pursuant to this Indenture Supplement, the Issuer shall create a new Series of Notes and shall specify the principal terms thereof. The Issuer has tendered the notice of issuance required by subsection 4.10(i) of the Indenture and this Indenture Supplement is being entered into between the Issuer and the Indenture Trustee as required by subsection 4.10(viii) of the Indenture to provide for the issuance, authentication and delivery of each of the Class A Notes, Series 2005-2, the Class B Notes, Series 2005-2 and the Class C Notes, Series 2005-2.

                                   ARTICLE I

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

                  Section 1.01 Designation. (a) There is hereby created a Series of Notes to be issued pursuant to the Indenture and this Indenture Supplement to be known as "American Express Issuance Trust, Series 2005-2" or the "Series 2005-2 Notes." The Series 2005-2 Notes shall be issued in three Classes, the first of which shall be known as the "Class A Series 2005-2 Floating Rate Asset Backed Notes," the second of which shall be known as the "Class B Series 2005-2 Floating Rate Asset Backed Notes" and the third of which shall be known as the "Class C Series 2005-2 Floating Rate Asset Backed Notes." The Series 2005-2 Notes shall be due and payable on the Legal Maturity Date.

                  (b) The Series 2005-2 Notes shall be secured by the Collateral. Series 2005-2 shall be included in Reallocation Group A. Series 2005-2 shall be a Shared Excess Available Finance Charge Collections Series and shall be included in Shared Excess Available Finance Charge Collections Group A. Series 2005-2 shall be a Shared Excess Available Principal Collections Series and shall be included in Shared Excess Available Principal Collections Group A. Series 2005-2 shall not be in any other Group (as defined in the Indenture). Series 2005-2 shall not be subordinated to any other Series of Notes. Notwithstanding any provision in the Indenture or in this Indenture Supplement to the contrary, the first Payment Date with respect to Series 2005-2 shall be the October 2005 Payment Date, and the first Monthly Period shall begin on and include the Closing Date and end on and include September 23, 2005.

                               [END OF ARTICLE I]

                                   ARTICLE II

                                  DEFINITIONS

                  Section 2.01 Definitions. For all purposes of this Indenture Supplement, except as otherwise expressly provided or unless the context otherwise requires:

                  (1) the terms defined in this Article have the meanings assigned to them in this Article, and, along with any other term defined in any Section of this Indenture Supplement, include the plural as well as the singular;

                  (2) all other terms used herein which are defined in the Indenture or the Transfer and Servicing Agreement, either directly or by reference therein, have the meanings assigned to them therein;

                  (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder means such accounting principles as are generally accepted in the United States of America at the date of such computation;

                  (4) all references in this Indenture Supplement to designated "Articles," "Sections" and other subdivisions are to the designated Articles, Sections and other subdivisions of this Indenture Supplement. The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture Supplement as a whole and not to any particular Article, Section or other subdivision;

                  (5) in the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Indenture or the Transfer and Servicing Agreement, the terms and provisions of this Indenture Supplement shall be controlling;

                  (6) each capitalized term defined herein shall relate only to the Series 2005-2 Notes and no other Series of Notes issued by the Issuer; and

                  (7) "including" and words of similar import shall be deemed to be followed by "without limitation."

                  "Account" has the meaning specified in the Transfer and Servicing Agreement.

                  "Accumulation Reserve Account" shall have the meaning specified in subsection 4.12(a).

                  "Accumulation Reserve Account Funding Date" shall mean the Payment Date prior to the Payment Date with respect to the first Monthly Period in the Controlled Accumulation Period.

                  "Accumulation Reserve Account Surplus" shall mean, as of any date of determination, the amount, if any, by which the amount on deposit in the Accumulation Reserve Account exceeds the Required Accumulation Reserve Account Amount.

                  "Accumulation Reserve Draw Amount" shall have the meaning specified in subsection 4.12(c).

                  "Additional Interest" means, with respect to any Payment Date, any Class A Additional Interest, any Class B Additional Interest and any Class C Additional Interest for such Payment Date.

                  "Adjusted Outstanding Dollar Principal Amount" means, as of any date of determination, the Outstanding Dollar Principal Amount of the Series 2005-2 Notes on such date of determination, less any funds on deposit in the Principal Funding Account for the benefit of such Series 2005-2 Notes on such date of determination.

                  "Administrator" means TRS, in its capacity as administrator of the Trust, and any permitted successors or assigns thereto.

                  "Adverse Effect" has the meaning specified in the Indenture.

                  "Aggregate Series Available Finance Charge Collections Shortfall" means, with respect to any Monthly Period as determined on the related Note Transfer Date, the sum of the Series Available Finance Charge Collections Shortfalls (as such term is defined in each of the applicable Indenture Supplements) for each Shared Excess Available Finance Charge Collections Series in Shared Excess Available Finance Charge Collections Group A for such Monthly Period.

                  "Aggregate Series Available Principal Collections Shortfall" means, with respect to any Monthly Period as determined on the related Note Transfer Date, the sum of the Series Available Principal Collections Shortfalls (as such term is defined in each of the applicable Indenture Supplements) for each Shared Excess Available Principal Collections Series in Shared Excess Available Principal Collections Group A for such Monthly Period.

                  "Available Accumulation Reserve Account Amount" means, for any Payment Date, the lesser of (a) the amount on deposit in the Accumulation Reserve Account on such date (before giving effect to any deposit to be made to the Accumulation Reserve Account on such date) and (b) the Required Accumulation Reserve Account Amount.

                  "Available Class C Reserve Account Amount" means, for any Payment Date, the lesser of (a) the amount on deposit in the Class C Reserve Account on such date (before giving effect to any deposit to be made to the Class C Reserve Account on such date) and (b) the Required Class C Reserve Account Amount.

                  "Available Principal Collections" means, with respect to the Series 2005-2 Notes, the Series 2005-2 Available Principal Collections and has, with respect to any other Series of Notes, the meaning specified in the applicable Indenture Supplement for such Series of Notes.

                  "Bankruptcy Code" means the United States Bankruptcy Code located in Title 11 of the United States Code.

                  "Base Rate" means, with respect to any Monthly Period, the sum of (i) the annualized percentage equivalent of a fraction, the numerator of which is equal to the sum of the Class A Monthly Interest, the Class B Monthly Interest and the Class C Monthly Interest for such Monthly Period and the denominator of which is the Outstanding Dollar Principal Amount as of the last day of the preceding Monthly Period and (ii) the Servicing Fee Percentage for such Monthly Period.

                  "Business Day" has the meaning specified in the Indenture.

                  "Class" means the Class A Notes, the Class B Notes or the Class C Notes, as applicable.

                  "Class A Additional Interest" has the meaning specified in subsection 4.02(a).

                  "Class A Interest Shortfall" has the meaning specified in subsection 4.02(a).

                  "Class A Monthly Interest" has the meaning specified in subsection 4.02(a).

                  "Class A Note" means any one of the Notes substantially in the form of Exhibit A-1, which is duly executed and authenticated in accordance with the Indenture.

                  "Class A Note Interest Rate" means, for any Interest Period with respect to the Class A Notes, a per annum rate equal to LIBOR plus 0.07%.

                  "Class A Noteholder" means the Person in whose name a Class A
Note is registered in the Note Register.

                  "Class A Stated Principal Amount" means $558,000,000.

                  "Class B Additional Interest" has the meaning specified in subsection 4.02(b).

                  "Class B Interest Shortfall" has the meaning specified in subsection 4.02(b).

                  "Class B Monthly Interest" has the meaning specified in subsection 4.02(b).

                  "Class B Note" means any one of the Notes substantially in the form of Exhibit A-2, which is duly executed and authenticated in accordance with the Indenture.

                  "Class B Note Interest Rate" means, for any Interest Period with respect to the Class B Notes, a per annum rate equal to LIBOR plus 0.28%.

                  "Class B Noteholder" means the Person in whose name a Class B
Note is registered in the Note Register.

                  "Class B Stated Principal Amount" means $12,000,000.

                  "Class C Additional Interest" has the meaning specified in subsection 4.02(c).

                  "Class C Interest Shortfall" has the meaning specified in subsection 4.02(c).

                  "Class C Monthly Interest" has the meaning specified in subsection 4.02(c).

                  "Class C Note" means any one of the Notes substantially in the form of Exhibit A-3, which is duly executed and authenticated in accordance with the Indenture.

                  "Class C Note Interest Rate" means, for any Interest Period with respect to the Class C Notes, a per annum rate equal to LIBOR plus 0.42%.

                  "Class C Noteholder" means the Person in whose name a Class C
Note is registered in the Note Register.

                  "Class C Reserve Account" shall have the meaning specified in subsection 4.13(a).

                  "Class C Reserve Account Percentage" means, (i) 0.00% if the Quarterly Excess Spread Percentage on such Payment Date is greater than 4.00%,
(ii) 1.00% if the Quarterly Excess Spread Percentage on such Payment Date is equal to or less than 4.00% and greater than 3.50%, (iii) 1.50% if the Quarterly Excess Spread Percentage on such Payment Date is equal to or less than 3.50% and greater than 3.00%, (iv) 2.00% if the Quarterly Excess Spread Percentage on such Payment Date is equal to or less than 3.00% and greater than 2.00%, (v) 3.00% if the Quarterly Excess Spread Percentage on such Payment Date is equal to or less than 2.00% and greater than 1.00% and (vi) 4.00% if the Quarterly Excess Spread Percentage on such Payment Date is equal to or less than 1.00% and greater than or equal to 0.00%; provided, however, that, for any Payment Date with respect to which the Quarterly Principal Payment Rate is equal to or less than 60%, the Class C Reserve Account Percentage shall be the greater of (a) 1.00% of the Initial Dollar Principal Amount and (b) the applicable percentage specified in clauses (i) through (vi) above.

                  "Class C Stated Principal Amount" means $30,000,000.

                  "Closing Date" means September 16, 2005; provided that, for purposes of determining the date on which the first Monthly Period begins, the Closing Date shall be deemed to be the close of business on the second day following the last day of the seventh billing cycle applicable to the Accounts ending in August 2005.

                  "Collateral" has the meaning specified in the Granting Clause of the Indenture.

                  "Collateral Certificate" has the meaning specified in the Transfer and Servicing Agreement.

                  "Collection Account" has the meaning specified in the Indenture.

                  "Controlled Accumulation Amount" means $300,000,000; provided, however, that if the Transferor elects to postpone the commencement of the Controlled Accumulation Period in accordance with subsection 4.07(c), $600,000,000.

                  "Controlled Accumulation Period" means, unless an Early Amortization Event shall have occurred prior thereto, the period beginning at the close of business on the last day of the June 2012 Monthly Period or such later date as is determined in accordance with subsection 4.07(c) and ending on the earlier to occur of (a) the commencement of the Early Amortization Period and (b) the payment in full of the Stated Principal Amount of, and any Monthly Interest due on, the Series 2005-2 Notes.

                  "Controlled Accumulation Period Length" has the meaning specified in subsection 4.07(c).

                  "Controlled Deposit Amount" means, for any Payment Date with respect to the Controlled Accumulation Period, an amount equal to the sum of the Controlled Accumulation Amount for such Payment Date and any Deficit Controlled Accumulation Amount for the immediately preceding Payment Date.

                  "Corporate Trust Office" has the meaning specified in the Transfer and Servicing Agreement.

                  "Covered Amount" means, for any Payment Date with respect to the Controlled Accumulation Period, an amount equal to the sum of (a) the product of (i) the Class A Note Interest Rate in effect with respect to such Interest Period, (ii) a fraction, the numerator of which is the actual number of days from and including the prior Payment Date to but excluding the then current Payment Date and the denominator of which is 360 and (iii) the Principal Funding Account Balance, if any, as of the preceding Payment Date, up to the Outstanding Dollar Principal Amount of the Class A Notes, (b) the product of (i) the Class B
Note Interest Rate in effect with respect to such Interest Period, (ii) a fraction, the numerator of which is the actual number of days from and including the prior Payment Date to but excluding the then current Payment Date and the denominator of which is 360 and (iii) the lesser of (x) the Principal Funding Account Balance, if any, as of the preceding Payment Date in excess of the Outstanding Dollar Principal Amount of the Class A Notes and (y) the Outstanding Dollar Principal Amount of the Class B Notes as of the last day of the immediately preceding Monthly Period, and (c) the product of (i) the Class C
Note Interest Rate in effect with respect to such Interest Period, (ii) a fraction, the numerator of which is the actual number of days from and including the prior Payment Date to but excluding the then current Payment Date and the denominator of which is 360 and (iii) the lesser of (x) the Principal Funding Account Balance, if any, as of the preceding Payment Date in excess of the sum of the Outstanding Dollar Principal Amount of the Class A Notes and Class B Notes and (y) the Outstanding Dollar Principal Amount of the Class C Notes as of the last day of the immediately preceding Monthly Period.

                  "Default Amount" has the meaning specified in the Transfer and Servicing Agreement.

                  "Deficit Controlled Accumulation Amount" means (a) on the first Payment Date with respect to the Controlled Accumulation Period, the excess, if any, of the Controlled Accumulation Amount for such Payment Date over the amount deposited in the Principal Funding Account on such Payment Date and
(b) on each subsequent Payment Date with respect to the Controlled Accumulation Period, the excess, if any, of the Controlled Deposit Amount for such subsequent Payment Date over the amount deposited in the Principal Funding Account on such subsequent Payment Date.

                  "Discount Option Percentage" has the meaning specified in the Transfer and Servicing Agreement.

                  "Early Amortization Event" means, with respect to the Series 2005-2 Notes, the events specified in Section 5.01 hereof and Section 12.01 of the Indenture.

                  "Early Amortization Period" means the period commencing at the close of business on the Business Day immediately preceding the day on which an Early Amortization Event with respect to Series 2005-2 is deemed to have occurred, and ending on the first to occur of (a) the payment in full of the Stated Principal Amount of, and any Series 2005-2 Monthly Interest due on, the Series 2005-2 Notes, (b) the date on which Collateral is sold pursuant to
Section 4.16 and (c) the seventh Business Day following the Legal Maturity Date.

                  "Eligible Deposit Account" has the meaning specified in the Indenture.

                  "Eligible Institution" has the meaning specified in the Indenture.

                  "Eligible Investments" has the meaning specified in the Indenture.

                  "Event of Default" has the meaning specified in the Indenture.

                  "Excess Funding Account" has the meaning specified in the Indenture.

                  "Excess Funding Amount" has the meaning specified in the Transfer and Servicing Agreement.

                  "Excess Spread Percentage" means, with respect to each Payment Date, as determined on the Business Day prior to such Payment Date, the amount, if any, by which the Series 2005-2 Portfolio Yield with respect to the related Monthly Period exceeds the Base Rate with respect to such Monthly Period.

                  "Expected Final Payment Date" means the September 2012 Payment Date.

                  "Finance Charge Collections" has the meaning specified in the Transfer and Servicing Agreement.

                  "Floating Allocation Percentage" means, with respect to the Series 2005-2 Notes, the Series 2005-2 Floating Allocation Percentage and has, with respect to any other Series of Notes, the meaning specified in the applicable Indenture Supplement for such Series of Notes.

                  "Holder" has the meaning specified in the Indenture.

                  "Indenture" means the Indenture, dated as of May 19, 2005, between the Issuer and the Indenture Trustee, as the same may be amended, supplemented, restated or otherwise modified from time to time.

                  "Indenture Supplement" has (i) with respect to Series 2005-2, the meaning specified in the preamble hereto and (ii) with respect to any other Series of Notes, the meaning specified in the Indenture.

                  "Indenture Trustee" means The Bank of New York, in its capacity as indenture trustee under the Indenture, its successors in interest and any successor indenture trustee under the Indenture.

                  "Initial Dollar Principal Amount" means $600,000,000.

                  "Interest Period" means, with respect to any Payment Date, the period from and including the Payment Date immediately preceding such Payment Date (or, in the case of the first Payment Date, from and including the Closing
Date) and to but excluding such Payment Date.

                  "Invested Amount" has the meaning specified in the Transfer and Servicing Agreement.

                  "Investor Charge-Off" has the meaning specified in Section
4.08.

                  "Issuer" has the meaning specified in the preamble hereto.

                  "Issuer Accounts" has the meaning specified in the Indenture.

                  "Legal Maturity Date" means the August 2013 Payment Date.

                  "LIBOR" means, for any Interest Period, a per annum interest rate determined by the Indenture Trustee for such Interest Period in accordance with the provisions of Section 4.15.

                  "LIBOR Determination Date" means September 14, 2005 for the period from and including the Closing Date to but excluding October 17, 2005, and for every other Interest Period, the second London Business Day prior to the commencement of such Interest Period.

                  "London Business Day" means any day on which dealings in deposits in United States Dollars are transacted in the London interbank market.

                  "Master Trust" has the meaning specified in the Indenture.

                  "Monthly Interest" means the Series 2005-2 Monthly Interest.

                  "Monthly Period" has the meaning specified in the Indenture.

                  "Monthly Principal" means the monthly principal distributable in respect of the Series 2005-2 Notes as calculated in accordance with Section 4.03.

                  "Monthly Subordination Amount" means, with respect to any Monthly Period, an amount equal to the sum of:

                  (a) the lower of (i) the excess of the amounts distributable pursuant to subsections 4.05(a) and 4.05(d) over the Series 2005-2 Available Finance Charge Collections and Shared Excess Available Finance Charge Collections allocated with respect thereto pursuant to subsections 4.05(a) and 4.05(d), respectively, and (ii) (1) the product of (I) 7.00% and (II) the Initial Dollar Principal Amount minus (2) the amount of unreimbursed Investor Charge-offs (after giving effect to Investor Charge-offs for the related Monthly Period) and unreimbursed Reallocated Principal Collections (as of the previous Payment Date); and

                  (b) the lower of (i) the excess of the amounts distributable pursuant to subsection 4.05(b) over the Series 2005-2 Available Finance Charge Collections and Shared Excess Available Finance Charge Collections allocated with respect thereto pursuant to subsection 4.05(b), and (ii)(1) the product of (I) 5.00% and (II) the Initial Dollar Principal Amount minus (2) the amount of unreimbursed Investor Charge-offs (after giving effect to Investor Charge-offs for the related Monthly Period) and unreimbursed Reallocated Principal Collections (including amounts allocated pursuant to clause (a) above with respect to the related Payment Date).

                  "Nominal Liquidation Amount" means, as of the Closing Date, the Initial Dollar Principal Amount and on any date of determination thereafter, the sum of, without duplication, (a) the Nominal Liquidation Amount determined on the immediately prior date of determination, plus (b) all reimbursements of reductions in the Nominal Liquidation Amount due to Investor Charge-Offs or Reallocated Principal Collections since the prior date of determination, determined as set forth in Sections 4.08 and 4.09, minus (c) the amount of the reduction in the Nominal Liquidation Amount due to Investor Charge-Offs since the prior date of determination, determined as set forth in Section 4.08, minus
(d) the amount of the reduction in the Nominal Liquidation Amount due to the application of Reallocated Principal Collections since the prior date of determination, determined as set forth in Section 4.09, minus (e) the amount deposited in the Principal Funding Account or paid to the Series 2005-2 Noteholders (in each case, after giving effect to any deposits, allocations, reallocations or withdrawals to be made on that day) since the prior date of determination; provided, however, that (1) the Nominal Liquidation Amount may never be less than zero, (2) the Nominal Liquidation Amount may never be greater than the Adjusted Outstanding Dollar Principal Amount and (3) if there is a sale of Collateral in accordance with Section 4.16, the Nominal Liquidation Amount will be reduced to zero upon such sale.

                  "Nominal Liquidation Amount Deficit" means the Series 2005-2 Additional Amount.

                  "Note" or "Notes" has the meaning specified in the Indenture.

                  "Note Rating Agency" means each of Fitch, Moody's and Standard & Poor's.

                  "Note Rating Agency Condition" has the meaning specified in the Transfer and Servicing Agreement.

                  "Note Transfer Date" has the meaning specified in the Transfer and Servicing Agreement.

                  "Noteholder" has the meaning specified in the Indenture.

                  "Officer's Certificate" has the meaning specified in the Indenture.

                  "Outstanding" has the meaning specified in the Indenture.

                  "Outstanding Dollar Principal Amount" has the meaning specified in the Indenture.

                  "Overconcentration Account" has the meaning specified in the Indenture.

                  "Owner Trustee" means Wilmington Trust Company, not in its individual capacity, but solely as owner trustee under the Trust Agreement, its successors in interest and any successor owner trustee under the Trust Agreement.

                  "Paying Agent" has the meaning specified in the Indenture.

                  "Payment Date" means (i) with respect to Series 2005-2, October 17, 2005 and the 15th day of each calendar month thereafter, or if such 15th day is not a Business Day, the next succeeding Business Day and (ii) with respect to any other Series of Notes, the meaning specified in the applicable Indenture Supplement for such Series of Notes.

                  "Person" has the meaning specified in the Indenture.

                  "Pool Balance" has the meaning specified in the Transfer and Servicing Agreement.

                  "Pooling and Servicing Agreement" has the meaning specified in the Indenture.

                  "Principal Allocation Percentage" means, with respect to the Series 2005-2 Notes, the Series 2005-2 Principal Allocation Percentage and has, with respect to any other Series of Notes, the meaning specified in the applicable Indenture Supplement for such Series of Notes.

                  "Principal Collections" has the meaning specified in the Transfer and Servicing Agreement.

                  "Principal Funding Account" means the Eligible Deposit Account designated as such and established pursuant to subsection 4.07(a).

                  "Principal Funding Account Balance" shall mean, with respect to any date of determination during the Controlled Accumulation Period, the principal amount, if any, on deposit in the Principal Funding Account on such date of determination.

                  "Principal Funding Account Investment Proceeds" shall have the meaning specified in subsection 4.07(a)(ii).

                  "Principal Payment Rate" means, with respect to any Monthly Period, the percentage equivalent of a fraction, the numerator of which is the aggregate amount of Principal Collections received during such Monthly Period and the denominator of which is the aggregate principal amount of billed balances as of the first day of such Monthly Period.

                  "Quarterly Excess Spread Percentage" means (a) with respect to the October 2005 Payment Date, the Excess Spread Percentage with respect to the immediately preceding Monthly Period, (b) with respect to the November 2005 Payment Date, the percentage equivalent of a fraction, the numerator of which is the sum of the Excess Spread Percentages for the immediately preceding two Monthly Periods and the denominator of which is two and (c) with respect to the December 2005 Payment Date and each Payment Date thereafter, the percentage equivalent of a fraction, the numerator of which is the sum of the Excess Spread Percentages for the immediately preceding three Monthly Periods and the denominator of which is three.

                  "Quarterly Principal Payment Rate" means (a) with respect to the October 2005 Payment Date, the Principal Payment Rate with respect to the immediately preceding Monthly Period, (b) with respect to the November 2005 Payment Date, the percentage equivalent of a fraction, the numerator of which is the sum of the Principal Payment Rates for the immediately preceding two Monthly Periods and the denominator of which is two and (c) with respect to the December 2005 Payment Date and each Payment Date thereafter, the percentage equivalent of a fraction, the numerator of which is the sum of the Principal Payment Rates for the immediately preceding three Monthly Periods and the denominator of which is three.

                  "Ratings Effect" has the meaning specified in the Indenture.

                  "Reallocated Principal Collections" means, with respect to any Monthly Period, Series 2005-2 Principal Collections applied in accordance with
Section 4.09.

                  "Reallocation Group A Additional Amounts" means, with respect to any Payment Date, the sum of (a) the Series 2005-2 Additional Amount for such Payment Date and (b) for all other Series included in Reallocation Group A, the aggregate amount of reductions in the nominal liquidation amounts with respect to such Series as of such Payment Date due to investor charge-offs or the application of reallocated principal collections, which amounts are payable out of Reallocation Group A Finance Charge Collections allocated to such Series for such Payment Date pursuant to the related Indenture Supplements.

                  "Reallocation Group A Default Amount" means, with respect to any Payment Date, the sum of (a) the Series 2005-2 Default Amount for such Payment Date and (b) the aggregate amount of the Default Amount allocated to all other Series included in Reallocation Group A for such Payment Date.

                  "Reallocation Group A Fees" means, with respect to any Payment Date, the sum of (a) the Series 2005-2 Fees for such Payment Date and (b) the aggregate amount of the servicing fees and any other similar fees for all other Series included in Reallocation Group A for such Payment Date, which fees are payable out of Reallocation Group A Finance Charge Collections allocated to such Series for such Payment Date pursuant to the related Indenture Supplements.

                  "Reallocation Group A Finance Charge Collections" means, with respect to any Payment Date, the sum of (a) Series 2005-2 Finance Charge Collections for such Payment Date and (b) the aggregate amount of Finance Charge Collections allocated to all other Series included in Reallocation Group A for such Payment Date.

                  "Reallocation Group A Interest" means, with respect to any Payment Date, the sum of (a) Series 2005-2 Monthly Interest for such Payment Date and (b) the aggregate amount of monthly interest, including overdue monthly interest and interest on such overdue monthly interest, if such amounts are payable out of Reallocation Group A Finance Charge Collections allocated to such Series for such Payment Date pursuant to the related Indenture Supplements.

                  "Receivables" has the meaning specified in the Transfer and Servicing Agreement.

                  "Record Date" means the last day of the Monthly Period immediately preceding the related Payment Date.

                  "Reference Banks" means four major banks in the London interbank market selected by the Servicer.

                  "Reinvestment Amount" has the meaning specified in the Transfer and Servicing Agreement.

                  "Remaining Series Available Principal Collections Shortfall" means, with respect to any Monthly Period as determined on the related Note Transfer Date, (a) with respect to Series 2005-2, the excess, if any, of (i) the Series Available Principal Collections Shortfall for such Monthly Period over
(ii) the Shared Excess Available Principal Collections, if any, allocated to the Series 2005-2 Notes from other Shared Excess Available Principal Collections Series for such Monthly Period and (b) with respect to any other Series of Notes, the amount set forth in the applicable Indenture Supplement for such Monthly Period.

                  "Required Accumulation Reserve Account Amount" means, with respect to any Payment Date on or after the Accumulation Reserve Account Funding Date, an amount equal to (a) 0.10% of the Initial Dollar Principal Amount as of the preceding Payment Date (after giving effect to all changes therein on such date) or (b) any other percentage (which may be 0%) of the Initial Dollar Principal Amount designated by the Transferor; provided that if such percentage is less than the percentage specified in clause (a) above, the Transferor shall have received written notice from each Note Rating Agency that the Note Rating Agency Condition shall have been satisfied with respect to such designation and shall have delivered copies of each such written notice to the Servicer, the Indenture Trustee and the Owner Trustee.

                  "Required Class C Reserve Account Amount" means, with respect to each Payment Date, an amount equal to the product of (a) the Class C Reserve Account Percentage in effect for such Payment Date and (ii) the Initial Dollar Principal Amount; provided that, upon the occurrence of an Early Amortization Event or an Event of Default with respect to the Series 2005-2 Notes, the Required Class C Reserve Account Amount shall be the Outstanding Dollar Principal Amount of the Class C Notes as of the date of such occurrence.

                  "Required Excess Spread Percentage" means 0%; provided, however, that the Issuer may, from time to time, change such percentage (which shall never be less than zero) (a) upon written notice to the Indenture Trustee,
(b) upon prior written confirmation from the Note Rating Agencies that a Ratings Effect shall not occur with respect to such change and (c) provided the Issuer reasonably believes, as evidenced by an Officer's Certificate of each Transferor delivered to the Indenture Trustee, that such change shall not have an Adverse Effect.

                  "Required Pool Balance" has the meaning specified in the Transfer and Servicing Agreement.

                  "Required Transferor Amount" has the meaning specified in the Transfer and Servicing Agreement.

                  "Revolving Period" means the period beginning on the Closing Date and ending on the earlier of (a) the close of business on the day immediately preceding the day the Controlled Accumulation Period commences and
(b) the close of business on the day immediately preceding the day the Early Amortization Period commences.

                  "RFC V" means American Express Receivables Financing Corporation V LLC, a Delaware limited liability company, and its permitted successors and assigns.

                  "Senior Class" means (a) with respect to the Class B Notes, the Class A Notes and (b) with respect to the Class C Notes, the Class A Notes and the Class B Notes.

                  "Series" has the meaning specified in the Indenture and, when used with respect to the Series of Notes issued pursuant to this Indenture Supplement, means Series 2005-2.

                  "Series 2005-2 Additional Amount" means, with respect to any Payment Date, the amount specified in subsection 4.05(f) for such Payment Date.

                  "Series 2005-2 Available Finance Charge Collections" means, with respect to any Monthly Period, an amount equal to the sum of (a) the Series 2005-2 Reallocated Finance Charge Collections with respect to such Monthly Period, (b) Principal Funding Account Investment Proceeds, if any, with respect to the related Payment Date and (c) amounts, if any, to be withdrawn from the Accumulation Reserve Account which shall be deposited into the Collection Account on the related Payment Date to be treated as Series 2005-2 Available Finance Charge Collections pursuant to subsections 4.12(b) and (d).

                  "Series 2005-2 Available Principal Collections" means, with respect to any Monthly Period, an amount equal to (a) the Series 2005-2 Principal Collections with respect to such Monthly Period, minus (b) Reallocated Principal Collections with respect to such Monthly Period, plus (c) any Series 2005-2 Available Finance Charge Collections available with respect to such Monthly Period to cover the Series 2005-2 Default Amount or to reimburse any reductions in the Nominal Liquidation Amount from an allocation of Investor Charge-Offs or from the application of Reallocated Principal Collections, plus
(d) following an Event of Default and acceleration of the Series 2005-2 Notes, Series 2005-2 Available Finance Charge Collections, if any, with respect to such Monthly Period, available pursuant to subsection 4.05(i), plus (e) any amounts allocated to the Series 2005-2 Notes pursuant to subsection 4.01(f).

                  "Series 2005-2 Default Amount" means, with respect to any Monthly Period, an amount equal to the product of (a) the Series 2005-2 Floating Allocation Percentage and (b) the Default Amount with respect to such Monthly Period.

                  "Series 2005-2 Fees" means, with respect to any Payment Date, the amount specified in subsection 4.05(d) for such Payment Date.

                  "Series 2005-2 Finance Charge Collections" means, with respect to any Monthly Period, the Finance Charge Collections allocated to the Series 2005-2 Notes pursuant to subsection 4.01(b).

                  "Series 2005-2 Floating Allocation Percentage" means, with respect to any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Nominal Liquidation Amount as of the beginning of the first day of such Monthly Period (or, with respect to the first Monthly Period, the Initial Dollar Principal Amount), and the denominator of which is the greater of (a) the Pool Balance as of the beginning of the first day of such Monthly Period (or, with respect to the first Monthly Period, the Pool Balance as of the Closing Date) and (b) the sum of the nominal liquidation amounts for all Series of Notes as of the beginning of the first day of such Monthly Period; provided, however, that with respect to any Monthly Period in which an Addition Date, an Increase Date or a Removal Date occurs, the amount calculated above pursuant to clause (a) of the denominator shall be increased by (i) the aggregate amount of Principal Receivables or Collateral Certificates added to the Trust on each Addition Date during such Monthly Period and (ii) the aggregate amount by which the Invested Amount of an existing Collateral Certificate was increased on each Increase Date during such Monthly Period, and shall be decreased by the aggregate amount of Principal Receivables or Collateral Certificates removed from the Trust on each Removal Date during such Monthly Period, as though such Principal Receivables or Collateral Certificates had been added to or removed from, as the case may be, the Trust as of the beginning of the first day of such Monthly Period.

                  "Series 2005-2 Monthly Interest" means, with respect to any Payment Date, (i) the Class A Monthly Interest, (ii) any Class A Monthly Interest previously due but not paid to the Class A Noteholders, (iii) the Class B Monthly Interest, (iv) any Class B Monthly Interest previously due but not paid to the Class B Noteholders, (v) the Class C Monthly Interest, (vi) any Class C Monthly Interest previously due but not paid to the Class C Noteholders,
(vii) the amount of Additional Interest, if any, and (viii) any Additional Interest previously due but not paid to the Series 2005-2 Noteholders, in each case for such Payment Date.

                  "Series 2005-2 Noteholders" means a Class A Noteholder, a Class B Noteholder or a Class C Noteholder.

                  "Series 2005-2 Notes" means a Class A Note, a Class B Note or a Class C Note.

                  "Series 2005-2 Portfolio Yield" means, for any Monthly Period, the annualized percentage equivalent of a fraction:

         (1)      the numerator of which is equal to the sum of:

                  (a) the Series 2005-2 Available Finance Charge Collections with respect to such Monthly Period; minus

                  (b) the Series 2005-2 Default Amount for such Monthly Period; and

         (2) the denominator of which is the Nominal Liquidation Amount as of the last day of the preceding Monthly Period.

                  "Series 2005-2 Principal Allocation Percentage" means, with respect to any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is (a) during the Revolving Period, the Nominal Liquidation Amount as of the beginning of the first day of such Monthly Period (or, in the case of the first Monthly Period, the Initial Dollar Principal Amount) and (b) during the Controlled Accumulation Period or the Early Amortization Period, the Nominal Liquidation Amount as of the close of business on the date on which the Revolving Period shall have terminated, and the denominator of which is the greater of (a) the Pool Balance as of the beginning of the first day of such Monthly Period (or, with respect to the first Monthly Period, the Pool Balance as of the Closing Date) and (b) the sum of the nominal liquidation amounts for all Series of Notes as of the beginning of the first day of such Monthly Period; provided, however, that with respect to any Monthly Period in which an Addition Date, an Increase Date or a Removal Date occurs, the amount calculated above pursuant to clause (a) of the denominator shall be increased by (i) the aggregate amount of Principal Receivables or Collateral Certificates added to the Trust on each Addition Date during such Monthly Period and (ii) the aggregate amount by which the Invested Amount of an existing Collateral Certificate was increased on each Increase Date during such Monthly Period, and shall be decreased by the aggregate amount of Principal Receivables or Collateral Certificates removed from the Trust on each Removal Date during such Monthly Period, as though such Principal Receivables or Collateral Certificates had been added to or removed from, as the case may be, the Trust as of the first day of such Monthly Period.

                  "Series 2005-2 Principal Collections" means, with respect to any Monthly Period, the Principal Collections allocated to the Series 2005-2 Notes pursuant to subsection 4.01(c).

                  "Series 2005-2 Reallocated Finance Charge Collections" means, with respect to any Monthly Period, that portion of Reallocation Group A Finance Charge Collections allocated to Series 2005-2 pursuant to Section 4.04.

                  "Series 2005-2 Servicing Fee" means, with respect to any Monthly Period, an amount equal to the product of (a) the Servicing Fee with respect to such Monthly Period and (b) the Series 2005-2 Floating Allocation Percentage with respect to such Monthly Period.

                  "Series 2005-2 Stated Principal Amount" means $600,000,000.

                  "Series Available Finance Charge Collections Shortfall" means, with respect to any Monthly Period as determined on the related Note Transfer Date, (a) with respect to Series 2005-2, the excess, if any, of (i) the aggregate amount targeted to be paid or applied pursuant to subsections 4.05(a) through (i) for such Monthly Period over (ii) the Series 2005-2 Available Finance Charge Collections with respect to such Monthly Period and (b) with respect to any other Series, the amount set forth in the applicable Indenture Supplement for such Monthly Period; provided, however, that the Issuer, when authorized by an Officer's Certificate of each Transferor, may amend or otherwise modify this definition of Series Available Finance Charge Collections Shortfall provided the Note Rating Agencies confirm in writing that the amendment or modification shall not cause a Ratings Effect with respect to any Outstanding Series 2005-2 Notes.

                  "Series Available Principal Collections Shortfall" means, with respect to any Monthly Period as determined on the related Note Transfer Date,
(a) with respect to Series 2005-2, the excess, if any, of (i) the aggregate amount targeted to be paid or applied pursuant to subsection 4.06(b)(i) through
(iv) for such Monthly Period over (ii) the Series 2005-2 Available Principal Collections with respect to such Monthly Period and (b) with respect to any other Series of Notes, the amount set forth in the applicable Indenture Supplement for such Monthly Period; provided, however, that the Issuer, when authorized by an Officer's Certificate of each Transferor, may amend or otherwise modify this definition of Series Available Principal Collections Shortfall provided the Note Rating Agencies confirm in writing that the amendment or modification shall not cause a Ratings Effect with respect to any Outstanding Series 2005-2 Notes.

                  "Servicer" has the meaning specified in the Transfer and Servicing Agreement.

                  "Servicer Default" has the meaning specified in the Transfer and Servicing Agreement.

                  "Servicing Fee" has the meaning specified in the Transfer and Servicing Agreement.

                  "Shared Excess Available Finance Charge Collections" means, with respect to any Monthly Period as determined on the related Note Transfer Date, with respect to any Series of Notes in Shared Excess Available Finance Charge Collections Group A, the sum of (a) the amount of Series 2005-2 Available Finance Charge Collections with respect to such Monthly Period, available after application in accordance with subsections 4.05(a) through (i) and (b) the Finance Charge Collections remaining after all required payments and deposits from all other Series identified as belonging to Shared Excess Available Finance Charge Collections Group A which the applicable Indenture Supplements for such Series specify are to be treated as "Shared Excess Available Finance Charge Collections" with respect to such Monthly Period.

                  "Shared Excess Available Finance Charge Collections Group" has the meaning specified in the Indenture.

                  "Shared Excess Available Finance Charge Collections Group A" means the Shared Excess Available Finance Charge Collections Group to which Series 2005-2 has been designated for inclusion under subsection 4.10(a).

                  "Shared Excess Available Finance Charge Collections Series" has the meaning specified in the Indenture.

                  "Shared Excess Available Principal Collections" means, with respect to any Monthly Period as determined on the related Note Transfer Date, the sum of (a) with respect to Series 2005-2, the amount of Series 2005-2 Available Principal Collections for such Monthly Period available after application in accordance with subsections 4.06(b)(i) through (iv) and (b) with respect to any other Series included in Shared Excess Available Principal Collections Group A, the Principal Collections allocated to such other Series remaining after all required payments and deposits, which the applicable Indenture Supplements for such Series specify are to be treated as "Shared Excess Available Principal Collections" with respect to such Monthly Period.

                  "Shared Excess Available Principal Collections Group" has the meaning specified in the Indenture.

                  "Shared Excess Available Principal Collections Group A" means the Shared Excess Available Principal Collections Group to which Series 2005-2 has been designated for inclusion under subsection 4.11(a).

                  "Shared Excess Available Principal Collections Series" has the meaning specified in the Indenture.

                  "Subordinated Class" means (a) with respect to the Class A Notes, the Class B Notes and the Class C Notes and (b) with respect to the Class B Notes, the Class C Notes.

                  "Telerate Page 3750" shall mean the display page currently so designated on the Moneyline Telerate Service (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

                  "Transfer and Servicing Agreement" means the Transfer and Servicing Agreement, dated as of May 19, 2005, among RFC V, as Transferor, TRS, as Servicer and Administrator, the Issuer, and the Indenture Trustee, as amended, supplemented or otherwise modified from time to time.

                  "Transfer Restriction Event" has the meaning specified in the Transfer and Servicing Agreement.

                  "Transferor" has the meaning specified in the Transfer and Servicing Agreement.

                  "Transferor Amount" has the meaning specified in the Transfer and Servicing Agreement.

                  "Transferor Interest" has the meaning specified in the Transfer and Servicing Agreement.

                  "TRS" means American Express Travel Related Services Company, Inc., a New York corporation, and its permitted successors and assigns.

                  "Trust Agreement" has the meaning specified in the Transfer and Servicing Agreement.

                  SECTION 2.02 GOVERNING LAW. THIS INDENTURE SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  Section 2.03 Counterparts. This Indenture Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                  Section 2.04 Ratification of Indenture. As supplemented by this Indenture Supplement, the Indenture is in all respects ratified and confirmed and the Indenture as so supplemented by this Indenture Supplement shall be read, taken and construed as one and the same instrument.

                              [END OF ARTICLE II]

                                   ARTICLE III

                             SERVICING COMPENSATION

                  Section 3.01 Servicing Compensation. The share of the Servicing Fee allocable to the Series 2005-2 Noteholders with respect to any Payment Date shall equal the Series 2005-2 Servicing Fee. The portion of the Servicing Fee that is not allocable to the Series 2005-2 Noteholders shall be paid by the holders of the Transferor Interest or the Noteholders of other Series of Notes (as provided in the related Indenture Supplements), and in no event shall the Issuer, the Owner Trustee, the Indenture Trustee or the Series 2005-2 Noteholders be liable for the share of the Servicing Fee to be paid by the holders of the Transferor Interest or the Noteholders of any other Series of Notes.

                              [END OF ARTICLE III]

                                   ARTICLE IV

                    RIGHTS OF SERIES 2005-2 NOTEHOLDERS AND
                   ALLOCATION AND APPLICATION OF COLLECTIONS

                  Section 4.01 Collections and Allocations.

                  (a) Allocations. Finance Charge Collections, Principal Collections, the Default Amount, the Servicing Fee and amounts withdrawn from the Overconcentration Account allocated to Series 2005-2 pursuant to Article III of the Transfer and Servicing Agreement shall be allocated and distributed as set forth in this Article IV.

                  (b) Allocations of Finance Charge Collections to the Series 2005-2 Notes. With respect to each Monthly Period, the Indenture Trustee, at the direction of the Servicer, shall allocate to the Series 2005-2 Noteholders and retain in the Collection Account for application as provided herein an amount equal to the product of (A) the Series 2005-2 Floating Allocation Percentage and
(B) the aggregate amount of Finance Charge Collections with respect to such Monthly Period.

                  (c) Allocations of Principal Collections to the Series 2005-2 Notes. With respect to each Monthly Period, the Indenture Trustee, at the direction of the Servicer, shall allocate to the Series 2005-2 Noteholders and retain in the Collection Account for application as provided herein an amount equal to the product of (A) the Series 2005-2 Principal Allocation Percentage and (B) the aggregate amount of Principal Collections with respect to such Monthly Period.

                  (d) Allocations of the Default Amount to the Series 2005-2 Notes. With respect to each Monthly Period, the Indenture Trustee, at the direction of the Servicer, shall allocate to the Series 2005-2 Notes an amount equal to the product of (A) the Series 2005-2 Floating Allocation Percentage and
(B) the Default Amount with respect to such Monthly Period.

                  (e) Allocations of the Servicing Fee to the Series 2005-2 Notes. With respect to each Monthly Period, the Indenture Trustee, at the direction of the Servicer, shall allocate to the Series 2005-2 Notes an amount equal to the product of (A) the Series 2005-2 Floating Allocation Percentage and
(B) the Servicing Fee with respect to such Monthly Period.

                  (f) Allocations of Amounts Withdrawn from the Overconcentration Account to the Series 2005-2 Notes. With respect to each Monthly Period, the Indenture Trustee, at the direction of the Servicer, shall allocate to the Series 2005-2 Notes an amount equal to the product of (A) a fraction, the numerator of which is the Nominal Liquidation Amount as of the last day of such Monthly Period and the denominator of which is the sum of the Nominal Liquidation Amount and the aggregate nominal liquidation amounts of all Outstanding Series, in each case as of the last day of such Monthly Period and
(B) the amount withdrawn from the Overconcentration Account pursuant to subsection 3.5(c) of the Transfer and Servicing Agreement.

                  Section 4.02 Determination of Monthly Interest.

                  (a) The amount of monthly interest ("Class A Monthly Interest") distributable from the Collection Account with respect to the Class A Notes on any Payment Date shall be an amount equal to the product of (i) a fraction, the numerator of which is the actual number of days in the period from and including the immediately preceding Payment Date (or, in the case of the first Payment Date, the Closing Date) to but excluding such Payment Date and the denominator of which is 360, (ii) the Class A Note Interest Rate then in effect for the related Interest Period and (iii) the Outstanding Principal Dollar Amount of the Class A Notes as of the close of business on the immediately preceding Record Date.

                  On the Note Transfer Date preceding each Payment Date, the Servicer shall determine the excess, if any (the "Class A Interest Shortfall"), of (x) the Class A Monthly Interest for such Payment Date over (y) the aggregate amount of funds allocated and available to pay such Class A Monthly Interest on such Payment Date. If the Class A Interest Shortfall with respect to any Payment Date is greater than zero, on each subsequent Payment Date until such Class A Interest Shortfall is fully paid, an additional amount ("Class A Additional Interest") equal to the product of (i) a fraction, the numerator of which is the actual number of days in the period from and including the immediately preceding Payment Date (or, in the case of the first Payment Date, the Closing Date) to but excluding such Payment Date and the denominator of which is 360, (ii) the sum of (x) the Class A Note Interest Rate in effect for the related Interest Period and (y) 2.0% per annum and (iii) such Class A Interest Shortfall (or the portion thereof which has not been paid to the Class A Noteholders) shall be payable as provided herein with respect to the Class A Notes. Notwithstanding anything to the contrary herein, Class A Additional Interest shall be payable or distributed to the Class A Noteholders only to the extent permitted by applicable law.

                  (b) The amount of monthly interest ("Class B Monthly Interest") distributable from the Collection Account with respect to the Class B Notes on any Payment Date shall be an amount equal to the product of (i) a fraction, the numerator of which is the actual number of days in the period from and including the immediately preceding Payment Date (or, in the case of the first Payment Date, the Closing Date) to but excluding such Payment Date and the denominator of which is 360, (ii) the Class B Note Interest Rate then in effect for the related Interest Period and (iii) the Outstanding Dollar Principal Amount of the Class B Notes as of the close of business on the immediately preceding Record Date.

                  On the Note Transfer Date preceding each Payment Date, the Servicer shall determine the excess, if any (the "Class B Interest Shortfall"), of (x) the Class B Monthly Interest for such Payment Date over (y) the aggregate amount of funds allocated and available to pay such Class B Monthly Interest on such Payment Date. If the Class B Interest Shortfall with respect to any Payment Date is greater than zero, on each subsequent Payment Date until such Class B Interest Shortfall is fully paid, an additional amount ("Class B Additional Interest") equal to the product of (i) a fraction, the numerator of which is the actual number of days in the period from and including the immediately preceding Payment Date (or, in the case of the first Payment Date, the Closing Date) to but excluding such Payment Date and the denominator of which is 360, (ii) the sum of (x) the Class B Note Interest Rate in effect for the related Interest Period and (y) 2.0% per annum and (iii) such Class B Interest Shortfall (or the portion thereof which has not been paid to the Class B Noteholders) shall be payable as provided herein with respect to the Class B Notes. Notwithstanding anything to the contrary herein, Class B Additional Interest shall be payable or distributed to the Class B Noteholders only to the extent permitted by applicable law.

                  (c) The amount of monthly interest ("Class C Monthly Interest") distributable from the Collection Account with respect to the Class C Notes on any Payment Date shall be an amount equal to the product of (i) a fraction, the numerator of which is the actual number of days in the period from and including the immediately preceding Payment Date (or, in the case of the first Payment Date, the Closing Date) to but excluding such Payment Date and the denominator of which is 360, (ii) the Class C Note Interest Rate then in effect for the related Interest Period and (iii) the Outstanding Dollar Principal Amount of the Class C Notes as of the close of business on the immediately preceding Record Date.

                  On the Note Transfer Date preceding each Payment Date, the Servicer shall determine an amount (the "Class C Interest Shortfall") equal to
(x) the aggregate Class C Monthly Interest for such Payment Date minus (y) the aggregate amount of funds allocated and available to pay such Class C Monthly Interest on such Payment Date. If the Class C Interest Shortfall with respect to any Payment Date is greater than zero, on each subsequent Payment Date until such Class C Interest Shortfall is fully paid, an additional amount ("Class C Additional Interest") equal to the product of (i) a fraction, the numerator of which is the actual number of days in the period from and including the immediately preceding Payment Date (or, in the case of the first Payment Date, the Closing Date) to but excluding such Payment Date and the denominator of which is 360, (ii) the sum of (x) the Class C Note Interest Rate in effect for the related Interest Period and (y) 2.0% per annum and (iii) such Class C Interest Shortfall (or the portion thereof which has not been paid to the Class C Noteholders) shall be payable as provided herein with respect to the Class C Notes. Notwithstanding anything to the contrary herein, Class C Additional Interest shall be payable or distributed to Class C Noteholders only to the extent permitted by applicable law.

                  Section 4.03 Determination of Monthly Principal. The amount of monthly principal allocated and made available from the Collection Account with respect to the Series 2005-2 Notes on each Payment Date (the "Monthly Principal"), shall be equal to (a) during the Revolving Period, zero and (b) beginning with the Payment Date in the month following the month in which the Controlled Accumulation Period or, if earlier, the Early Amortization Period, begins, the least of (i) the Series 2005-2 Available Principal Collections on deposit in the Collection Account with respect to such Payment Date, (ii) for each Payment Date with respect to the Controlled Accumulation Period, the Controlled Deposit Amount for such Payment Date and (iii) the Nominal Liquidation Amount for such Payment Date (after taking into account any adjustments to be made on such Payment Date pursuant to Sections 4.05, 4.08 and 4.09).

                  Section 4.04  Reallocated Finance Charge Collections.

                  (a) The portion of Reallocation Group A Finance Charge Collections for any Payment Date equal to the amount of Series 2005-2 Reallocated Finance Charge Collections for such Payment Date shall be allocated to Series 2005-2 and will be distributed as set forth in this Indenture Supplement.

                  (b) Series 2005-2 Reallocated Finance Charge Collections with respect to any Payment Date shall equal the sum of (i) the aggregate amount of the Series 2005-2 Monthly Interest, Series 2005-2 Default Amount, Series 2005-2 Fees and Series 2005-2 Additional Amount for such Payment Date and (ii) that portion of excess Reallocation Group A Finance Charge Collections to be included in Series 2005-2 Reallocated Finance Charge Collections pursuant to subsection
(c) hereof; provided, however, that if the amount of Reallocation Group A Finance Charge Collections for such Payment Date is less than the sum of (w) Reallocation Group A Interest, (x) Reallocation Group A Default Amount, (y) Reallocation Group A Fees and (z) Reallocation Group A Additional Amounts, then Series 2005-2 Reallocated Finance Charge Collections shall equal the sum of the following amounts for such Payment Date:

                  (A) the product of (I) the lesser of (1) Reallocation Group A Finance Charge Collections and (2) Reallocation Group A Interest and (II) a fraction, the numerator of which is the Series 2005-2 Monthly Interest and the denominator of which is Reallocation Group A Interest;

                  (B) the product of (I) the lesser of (1) Reallocation Group A Finance Charge Collections less the amount of Reallocation Group A Interest and (2) the Reallocation Group A Default Amount and (II) a fraction, the numerator of which is the Series 2005-2 Default Amount and the denominator of which is the Reallocation Group A Default Amount;

                  (C) the product of (I) the lesser of (1) Reallocation Group A Finance Charge Collections less the amount of Reallocation Group A Interest and the Reallocation Group A Default Amount and (2) Reallocation Group A Fees and (II) a fraction, the numerator of which is Series 2005-2 Fees and the denominator of which is Reallocation Group A Fees; and

                  (D) the product of (I) Reallocation Group A Finance Charge Collections less the sum of (1) Reallocation Group A Interest, (2) the Reallocation Group A Default Amount and (3) Reallocation Group A Fees and
                           (II) a fraction, the numerator of which is Series 2005-2 Additional Amount and the denominator of which is Reallocation Group A Additional Amounts.

                  (c) If the amount of Reallocation Group A Finance Charge Collections for any Payment Date exceeds the sum of (i) Reallocation Group A Interest, (ii) the Reallocation Group A Default Amount, (iii) Reallocation Group A Fees and (iv) Reallocation Group A Additional Amounts, then Series 2005-2 Reallocated Finance Charge Collections for such Payment Date shall include an amount equal to the product of (x) the amount of such excess and (y) a fraction, the numerator of which is the Nominal Liquidation Amount as of the last day of the second preceding Monthly Period (or, with respect to the first Payment Date, as of the Closing Date) and the denominator of which is the sum of such Nominal Liquidation Amount and the aggregate nominal liquidation amounts for all other Series included in Reallocation Group A as of such last day (or, for Series 2005-2, with respect to the first Payment Date, as of the Closing Date).

                  Section 4.05 Application of Series 2005-2 Available Finance Charge Collections on Deposit in the Collection Account. The Servicer shall apply, or shall cause the Indenture Trustee to apply by written instruction to the Indenture Trustee, on each Payment Date, Series 2005-2 Available Finance Charge Collections on deposit in the Collection Account with respect to such Payment Date to make the following distributions in the following priority:

                  (a) an amount equal to Class A Monthly Interest for such Payment Date, plus the amount of any Class A Monthly Interest, or portion thereof, previously due but not paid to Class A Noteholders on a prior Payment Date, plus the amount of any Class A Additional Interest for such Payment Date, plus the amount of any Class A Additional Interest, or portion thereof, previously due but not paid to Class A Noteholders on a prior Payment Date, shall be distributed to the Paying Agent for payment to Class A Noteholders on such Payment Date;

                  (b) an amount equal to Class B Monthly Interest for such Payment Date, plus the amount of any Class B Monthly Interest previously due but not paid to Class B Noteholders on a prior Payment Date, plus the amount of any Class B Additional Interest for such Payment Date, plus the amount of any Class B Additional Interest, or portion thereof, previously due but not paid to Class B Noteholders on a prior Payment Date, shall be distributed to the Paying Agent for payment to Class B Noteholders on the applicable Payment Date;

                  (c) an amount equal to Class C Monthly Interest for such Payment Date, plus the amount of any Class C Monthly Interest previously due but not paid to Class C Noteholders on a prior Payment Date, plus the amount of any Class C Additional Interest for such Payment Date, plus the amount of any Class C Additional Interest, or portion thereof, previously due but not paid to Class C Noteholders on a prior Payment Date, shall be distributed to the Paying Agent for payment to Class C Noteholders on the applicable Payment Date;

                  (d) an amount equal to the Series 2005-2 Servicing Fee for such Payment Date, plus the amount of any Series 2005-2 Servicing Fee, or portion thereof, previously due but not paid to the Servicer on a prior Payment Date, shall be distributed to the Servicer (unless such amount has been netted against deposits to the Collection Account in accordance with Section 3.1 of the Transfer and Servicing Agreement);

                  (e) an amount equal to the Series 2005-2 Default Amount for such Payment Date shall be treated as a portion of Series 2005-2 Available Principal Collections for such Payment Date;

                  (f) an amount (the "Series 2005-2 Additional Amount") equal to the sum of the aggregate amount of Investor Charge-Offs and the amount of Reallocated Principal Collections which have not previously been reimbursed shall be used to reimburse such amount pursuant to this subsection 4.05(f) and treated as Series 2005-2 Available Principal Collections for such Payment Date;

                  (g) on each Payment Date from and after the Accumulation Reserve Account Funding Date, but prior to the date on which the Accumulation Reserve Account terminates as described in subsection 4.12(f), an amount equal to the excess, if any, of the Required Accumulation Reserve Account Amount over the Available Accumulation Reserve Account Amount shall be deposited into the Accumulation Reserve Account;

                  (h) to make the targeted deposit to the Class C Reserve Account, if any, pursuant to Section 4.13;

                  (i) upon the occurrence of an Event of Default with respect to Series 2005-2 and acceleration of the maturity of the Series 2005-2 Notes pursuant to Section 7.02 of the Indenture, the balance, if any, up to the Outstanding Dollar Principal Amount, less the amount of Series 2005-2 Available Principal Collections allocated to Series 2005-2 on such Payment Date (other than pursuant to this clause (i)), shall be treated as Series 2005-2 Available Principal Collections for such Payment Date; and

                  (j) the balance, if any, shall constitute a portion of Shared Excess Available Finance Charge Collections for such Payment Date and shall be available for allocation to other Series in Shared Excess Available Finance Charge Collections Group A, to the extent needed, and thereafter paid to the holders of the Transferor Interest.

                  Section 4.06 Application of Series 2005-2 Available Principal Collections.

                  (a) On each Payment Date with respect to the Revolving Period, an amount equal to Series 2005-2 Available Principal Collections deposited in the Collection Account with respect to the related Monthly Period shall be treated as Shared Excess Available Principal Collections with respect to such Monthly Period.

                  (b) On each Payment Date with respect to the Controlled Accumulation Period or the Early Amortization Period, an amount equal to the Series 2005-2 Available Principal Collections deposited in the Collection Account for the related Monthly Period shall be distributed or deposited in the following order of priority:

                      (i) during the Controlled Accumulation Period and prior to the payment in full of the Class A Notes, the Class B Notes and the Class C Notes, an amount equal to the Monthly Principal for such Payment Date shall be deposited into the Principal Funding Account in an amount not to exceed the Controlled Deposit Amount;

                      (ii) during the Early Amortization Period, an amount equal to the Monthly Principal for such Payment Date shall be distributed to the Paying Agent for payment to the Class A Noteholders on such Payment Date and on each subsequent Payment Date until the Class A Stated Principal Amount has been paid in full;

                      (iii) after giving effect to the distribution referred to in clause (ii) above, during the Early Amortization Period, an amount equal to the Monthly Principal remaining, if any, shall be distributed to the Paying Agent for payment to the Class B Noteholders on such Payment Date and on each subsequent Payment Date until the Class B Stated Principal Amount has been paid in full;

                      (iv) after giving effect to the distribution referred to in clauses (ii) and (iii) above, during the Early Amortization Period, an amount equal to the Monthly Principal remaining, if any, shall be distributed to the Paying Agent for payment to the Class C Noteholders on such Payment Date and on each subsequent Payment Date until the Class C Stated Principal Amount has been paid in full;

                      (v) the balance of such Series 2005-2 Available Principal Collections shall be treated as Shared Excess Available Principal Collections on each applicable Note Transfer Date for the benefit of other Series in Shared Excess Available Principal Collections Group A; and

                      (vi)  to be treated as part of the Reinvestment Amount.

                  (c) On the earlier to occur of (i) the first Payment Date with respect to the Early Amortization Period and (ii) the Expected Final Payment Date, the Indenture Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Principal Funding Account and distribute to the Paying Agent for payment first, to the Class A Noteholders up to the Class A Stated Principal Amount, second, to the Class B Noteholders up to the Class B Stated Principal Amount and third, to the Class C Noteholders up to the Class C Stated Principal Amount, the amounts deposited into the Principal Funding Account pursuant to subsection 4.06(b)(i).

                  Section 4.07 Principal Funding Account; Controlled Accumulation Period.

                  (a) (i)   The Issuer shall cause to be established and
maintained, in the name of the Indenture Trustee, an Eligible Deposit Account (the "Principal Funding Account"), bearing a designation clearly indicating that the funds and other property credited thereto are held for the benefit of the Series 2005-2 Noteholders. The Principal Funding Account shall be held by the Indenture Trustee in accordance with subsection 5.03(c) of the Indenture .

                      (ii) At the written direction of the Servicer, funds on deposit in the Principal Funding Account shall be invested by the Indenture Trustee in Eligible Investments selected by the Servicer. All such Eligible Investments shall be held by the Indenture Trustee for the benefit of the Series 2005-2 Noteholders; provided that on each Payment Date, all interest and other investment income (net of losses and investment expenses) ("Principal Funding Account Investment Proceeds") on funds on deposit therein shall be applied as set forth in paragraph (iii) below. Funds on deposit in the Principal Funding Account shall be invested in Eligible Investments that shall mature so that such funds shall be available at the close of business on the Note Transfer Date preceding the following Payment Date. Unless the Servicer directs otherwise, funds deposited in the Principal Funding Account on a Note Transfer Date (which immediately precedes a Payment Date) upon the maturity of any Eligible Investments are not required to be invested overnight. No such Eligible Investment shall be disposed of prior to its maturity; provided, however, that the Indenture Trustee shall sell, liquidate or dispose of any such Eligible Investment if, prior to the maturity of such Eligible Investment, a default occurs in the payment of principal, interest or any other amount with respect to such Eligible Investment; provided further, however, that the Servicer shall deliver prompt written notice to the Indenture Trustee of any such default; and provided further that, subject to Section 8.01 of the Indenture, the Indenture Trustee shall not in any way be held liable by reason of any insufficiency in such Principal Funding Account resulting from any loss on any Eligible Investment included therein except for losses attributable to the Indenture Trustee's failure to make payments on such Eligible Investments issued by the Indenture Trustee, in its commercial capacity, in accordance with their terms.

                      (iii) On each Payment Date with respect to the Controlled Accumulation Period, the Servicer shall direct the Indenture Trustee in writing to withdraw from the Principal Funding Account and deposit into the Collection Account all Principal Funding Account Investment Proceeds then on deposit in the Principal Funding Account and such Principal Funding Account Investment Proceeds shall be treated as a portion of Series 2005-2 Available Finance Charge Collections.

                      (iv) Reinvested interest and other investment income on funds deposited in the Principal Funding Account shall not be considered to be principal amounts on deposit therein for purposes of this Indenture Supplement.

                  (b) (i)   The Indenture Trustee shall possess all right, title
and interest in all funds and property from time to time credited to the Principal Funding Account and in all proceeds thereof. The Principal Funding Account shall be under the exclusive control of the Indenture Trustee for the benefit of the Series 2005-2 Noteholders. If, at any time, the Principal Funding Account ceases to be an Eligible Deposit Account, the Indenture Trustee (or the Servicer on its behalf) shall within ten Business Days (or such longer period, not to exceed 30 calendar days, as to which each Note Rating Agency may consent) establish a new Principal Funding Account meeting the conditions specified in paragraph (a)(i) above as an Eligible Deposit Account and shall transfer any funds or other property to such new Principal Funding Account.

                      (ii)  Pursuant to the authority granted to the Servicer in
Section 4.1 of the Transfer and Servicing Agreement, the Servicer shall have the power to instruct the Indenture Trustee to make withdrawals and payments from the Principal Funding Account for the purposes of carrying out the Servicer's or Indenture Trustee's duties hereunder.

                  (c) The Controlled Accumulation Period is scheduled to commence at the close of business on the last day of the June 2012 Monthly Period; provided, however, that if the Controlled Accumulation Period Length (determined as described below) is less than two months, then the date on which the Controlled Accumulation Period actually commences may, at the option of the Transferor, be delayed to the close of business on the last day of the July 2012 Monthly Period and, as a result, the number of Monthly Periods in the Controlled Accumulation Period will equal one. On the Note Transfer Date immediately preceding the June 2012 Payment Date, the Servicer shall determine the "Controlled Accumulation Period Length," which shall equal the number of months not less than the number of whole calendar months reasonably expected by the Servicer to be necessary to accumulate from Series 2005-2 Available Principal Collections and Shared Excess Available Principal Collections expected to be available to Series 2005-2 from other Shared Excess Available Principal Collections Series during the Controlled Accumulation Period an amount equal to the Initial Dollar Principal Amount; provided, however, that the Controlled Accumulation Period Length shall not be determined to be less than one month.

                  Section 4.08 Investor Charge-Offs. On each Note Transfer Date, the Servicer shall calculate the Series 2005-2 Default Amount, if any, for the related Payment Date. If, on any Payment Date, the Series 2005-2 Default Amount for the related Monthly Period exceeds the amount available therefor pursuant to subsection 4.05(e) with respect to such Monthly Period, the Nominal Liquidation Amount will be reduced by the amount of such excess, but not by more than the Series 2005-2 Default Amount for such Payment Date (such reduction, an "Investor Charge-Off").

                  Section 4.09 Reallocated Principal Collections. On each Payment Date, the Servicer shall apply, to the extent permitted herein, or shall cause the Indenture Trustee to apply, by written instruction to the Indenture Trustee, Reallocated Principal Collections with respect to such Payment Date, in an amount equal to the lesser of (a) the product of (i) the Series 2005-2 Principal Allocation Percentage and (ii) Principal Collections with respect to the related Monthly Period and (b) the Monthly Subordination Amount for the preceding Monthly Period in accordance with the priority set forth in subsections 4.05(a), (b) and (d). On each Payment Date, the Nominal Liquidation Amount shall be reduced by the amount of Reallocated Principal Collections for such Payment Date.

                  Section 4.10 Shared Excess Available Finance Charge
Collections.

                  (a) Series 2005-2 shall be included in Shared Excess Available Finance Charge Collections Group A for the purpose of sharing Shared Excess Available Finance Charge Collections.

                  (b) Unless otherwise provided pursuant to the terms of Section
4.12 of the Indenture, Shared Excess Available Finance Charge Collections with respect to any Monthly Period shall be shared within Shared Excess Available Finance Charge Collections Group A to cover the applicable Series Available Finance Charge Collections Shortfalls for such Monthly Period, if any, and applied on the Note Transfer Date in the immediately succeeding Monthly Period for each Shared Excess Available Finance Charge Collections Group Series with a Series Available Finance Charge Collections Shortfall for such Monthly Period. Shared Excess Available Finance Charge Collections allocable to Series 2005-2 with respect to each Monthly Period shall mean an amount equal to the Series Available Finance Charge Collections Shortfall, if any, with respect to Series 2005-2 for such Monthly Period; provided, however, that if the aggregate amount of Shared Excess Available Finance Charge Collections for all Series in Shared Excess Available Finance Charge Collections Group A for each Monthly Period is less than the Aggregate Series Available Finance Charge Collections Shortfall for such Monthly Period, then Shared Excess Available Finance Charge Collections allocable to Series 2005-2 with respect to such Monthly Period shall equal the product of (i) Shared Excess Available Finance Charge Collections for all Series in Shared Excess Available Finance Charge Collections Group A for such Monthly Period and (ii) a fraction, the numerator of which is the Series Available Finance Charge Collections Shortfall with respect to Series 2005-2 for such Monthly Period and the denominator of which is the Aggregate Series Available Finance Charge Collections Shortfall for such Monthly Period.

                  (c) To the extent that Shared Excess Available Finance Charge Collections exceed the Aggregate Series Available Finance Charge Collections Shortfall, such excess shall be paid to the holders of the Transferor Interest.

                  Section 4.11  Shared Excess Available Principal Collections.

                  (a) Series 2005-2 shall be included in Shared Excess Available Principal Collections Group A for the purpose of sharing Shared Excess Available Principal Collections.

                  (b) Unless otherwise provided pursuant to the terms of Section
4.12 of the Indenture, Shared Excess Available Principal Collections with respect to any Monthly Period shall be shared within Shared Excess Available Principal Collections Group A to cover the applicable Series Available Principal Collections Shortfalls for such Monthly Period, if any, and applied on the Note Transfer Date in the immediately succeeding Monthly Period for each Shared Excess Available Principal Collections Series with a Series Available Principal Collections Shortfall for such Monthly Period. Shared Excess Available Principal Collections allocable to Series 2005-2 with respect to each Monthly Period shall mean an amount equal to the Series Available Principal Collections Shortfall, if any, with respect to Series 2005-2 for such Monthly Period; provided, however, that if the aggregate amount of Shared Excess Available Principal Collections for all Series in Shared Excess Available Principal Collections Group A for each Monthly Period is less than the Aggregate Series Available Principal Collections Shortfall for such Monthly Period, then Shared Excess Available Principal Collections allocable to Series 2005-2 with respect to such Monthly Period shall equal the product of (i) Shared Excess Available Principal Collections for all Series in Shared Excess Available Principal Collections Group A for such Monthly Period and (ii) a fraction, the numerator of which is the Series Available Principal Collections Shortfall with respect to Series 2005-2 for such Monthly Period and the denominator of which is the Aggregate Series Available Principal Collections Shortfall for such Monthly Period.

                  (c) Unless otherwise specified in the Indenture Supplement for any other Series in Shared Excess Available Principal Collections Group A, any Shared Excess Available Principal Collections for each Series in Shared Excess Available Principal Collections Group A for any Monthly Period which shall remain after application pursuant to clause (b) above shall be treated as part of the Reinvestment Amount for the Note Transfer Date in the next succeeding Monthly Period. Shared Excess Available Principal Collections will not be available for application by other Series of Notes that are not included in Shared Excess Available Principal Collections Group A.

                  Section 4.12  Accumulation Reserve Account.

                  (a) The Servicer shall establish and maintain, in the name of the Indenture Trustee an Eligible Deposit Account (the "Accumulation Reserve Account") bearing a designation clearly indicating that the funds and other property credited thereto are held for the benefit of the Series 2005-2 Noteholders. The Accumulation Reserve Account shall be held by the Indenture Trustee in accordance with subsection 5.03(c) of the Indenture. The Indenture Trustee shall possess all right, title and interest in all funds and property from time to time credited to the Accumulation Reserve Account and in all proceeds thereof. The Accumulation Reserve Account shall be under the exclusive control of the Indenture Trustee for the benefit of the Series 2005-2 Noteholders. If at any time the Accumulation Reserve Account ceases to be an Eligible Deposit Account, the Transferor shall notify the Indenture Trustee, and the Indenture Trustee upon being notified in writing of such ineligibility (or the Servicer on its behalf) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Note Rating Agency shall consent) establish a new Accumulation Reserve Account meeting the conditions specified above as an Eligible Deposit Account, and shall transfer any funds or other property to such new Accumulation Reserve Account. The Indenture Trustee, at the direction of the Servicer, shall (i) make withdrawals from the Accumulation Reserve Account from time to time in an amount up to the Available Accumulation Reserve Account Amount at such time, for the purposes set forth in this Indenture Supplement, and (ii) on each Payment Date (from and after the Accumulation Reserve Account Funding Date) prior to the termination of the Accumulation Reserve Account make a deposit into the Accumulation Reserve Account in the amount specified in, and otherwise in accordance with, subsection 4.05(g).

                  (b) Funds on deposit in the Accumulation Reserve Account shall be invested at the written direction of the Servicer by the Indenture Trustee in Eligible Investments. Funds on deposit in the Accumulation Reserve Account on any Note Transfer Date, after giving effect to any withdrawals from the Accumulation Reserve Account on such Note Transfer Date, shall be invested in such investments that shall mature so that such funds shall be available for withdrawal on or prior to the following Note Transfer Date. No such Eligible Investment shall be disposed of prior to its maturity; provided, however, that the Indenture Trustee shall sell, liquidate or dispose of any such Eligible Investment if, prior to the maturity of such Eligible Investment, a default occurs in the payment of principal, interest or any other amount with respect to such Eligible Investment; provided further, however, that the Servicer shall deliver prompt written notice to the Indenture Trustee of any such default; and provided further that, subject to Section 8.01 of the Indenture, the Indenture Trustee shall not in any way be held liable by reason of any insufficiency in such Accumulation Reserve Account resulting from any loss on any Eligible Investment included therein except for losses attributable to the Indenture Trustee's failure to make payments on such Eligible Investments issued by the Indenture Trustee, in its commercial capacity, in accordance with their terms. On each Payment Date, all interest and earnings (net of losses and investment expenses) accrued since the preceding Payment Date on funds on deposit in the Accumulation Reserve Account shall be retained in the Accumulation Reserve Account (to the extent that the Available Accumulation Reserve Account Amount is less than the Required Accumulation Reserve Account Amount) and the balance, if any, shall be deposited in the Collection Account and treated as Series 2005-2 Available Finance Charge Collections. For purposes of determining the availability of funds or the balance in the Accumulation Reserve Account for any reason under this Indenture Supplement, except as otherwise provided in the preceding sentence, investment earnings on such funds shall be deemed not to be available or on deposit.

                  (c) On the Note Transfer Date preceding each Payment Date with respect to the Controlled Accumulation Period and on or before the first Payment Date with respect to the Early Amortization Period, the Servicer shall calculate the "Accumulation Reserve Draw Amount" which shall be equal to the excess, if any, of the Covered Amount with respect to such Payment Date over the Principal Funding Account Investment Proceeds with respect to such Payment Date; provided that such amount shall be reduced to the extent that funds otherwise would be available for deposit in the Accumulation Reserve Account under subsection 4.05(g) with respect to such Payment Date.

                  (d) In the event that for any Payment Date the Accumulation Reserve Draw Amount is greater than zero, the Accumulation Reserve Draw Amount, up to the Available Accumulation Reserve Account Amount, shall be withdrawn from the Accumulation Reserve Account on the related Note Transfer Date by the Indenture Trustee (acting in accordance with the instructions of the Servicer) and deposited into the Collection Account for application as Series 2005-2 Available Finance Charge Collections for such Payment Date.

                  (e) In the event that the Accumulation Reserve Account Surplus on any Payment Date, after giving effect to all deposits to and withdrawals from the Accumulation Reserve Account with respect to such Payment Date, is greater than zero, the Indenture Trustee (acting in accordance with the instructions of the Servicer) shall withdraw from the Accumulation Reserve Account, and pay to the Owner Trustee for distribution in accordance with the Trust Agreement an amount equal to such Accumulation Reserve Account Surplus.

                  (f) Upon the earliest to occur of (i) the day on which the Nominal Liquidation Amount is reduced to zero, (ii) the occurrence of an Event of Default with respect to the Series 2005-2 Notes and acceleration of such Series 2005-2 Notes pursuant to Section 7.02 of the Indenture, (iii) the first Payment Date with respect to the Early Amortization Period, (iv) the Expected Final Payment Date and (v) the termination of the Trust pursuant to the Trust Agreement, the Indenture Trustee (acting in accordance with the instructions of the Servicer) after the prior payment of all amounts owing to the Series 2005-2 Noteholders which are payable from the Accumulation Reserve Account as provided herein, shall withdraw from the Accumulation Reserve Account and pay to the holders of the Transferor Interest all amounts, if any, on deposit in the Accumulation Reserve Account and the Accumulation Reserve Account shall be deemed to have terminated for purposes of this Indenture Supplement.

                  (g) Notwithstanding the foregoing, following an Event of Default with respect to the Series 2005-2 Notes and acceleration of such Series 2005-2 Notes, any Accumulation Reserve Account Surplus or other amounts on deposit in the Accumulation Reserve Account shall be applied toward payment of any amounts owing with respect to the Series 2005-2 Notes before such amounts are paid to the holders of the Transferor Interest.

                  Section 4.13  Class C Reserve Account.

                  (a) The Servicer shall establish and maintain, in the name of the Indenture Trustee an Eligible Deposit Account (the "Class C Reserve Account") bearing a designation clearly indicating that the funds and other property credited thereto are held for the benefit of the Class C Noteholders. The Class C Reserve Account shall be held by the Indenture Trustee in accordance with subsection 5.03(c) of the Indenture. The Indenture Trustee shall possess all right, title and interest in all funds and property from time to time credited to the Class C Reserve Account and in all proceeds thereof. The Class C Reserve Account shall be under the exclusive control of the Indenture Trustee for the benefit of the Class C Noteholders. If at any time the Class C Reserve Account ceases to be an Eligible Deposit Account, the Transferor shall notify the Indenture Trustee, and the Indenture Trustee upon being notified in writing of such ineligibility (or the Servicer on its behalf) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Note Rating Agency shall consent) establish a new Class C Reserve Account meeting the conditions specified above as an Eligible Deposit Account, and shall transfer any funds or other property to such new Class C Reserve Account. The Indenture Trustee, at the direction of the Servicer, shall (i) make withdrawals from the Class C Reserve Account from time to time in an amount up to the Available Class C Reserve Account Amount at such time, for the purposes set forth in this Indenture Supplement, and (ii) make deposits to the Class C Reserve Account from time to time in the amount specified in, and otherwise in accordance with, subsection 4.05(h).

                  (b) Funds on deposit in the Class C Reserve Account shall be invested at the written direction of the Servicer by the Indenture Trustee in Eligible Investments. Funds on deposit in the Class C Reserve Account on any Note Transfer Date, after giving effect to any withdrawals from the Class C Reserve Account on such Note Transfer Date, shall be invested in such investments that shall mature so that such funds shall be available for withdrawal on or prior to the following Note Transfer Date. No such Eligible Investment shall be disposed of prior to its maturity; provided, however, that the Indenture Trustee shall sell, liquidate or dispose of any such Eligible Investment if, prior to the maturity of such Eligible Investment, a default occurs in the payment of principal, interest or any other amount with respect to such Eligible Investment; provided further, however, that the Servicer shall deliver prompt written notice to the Indenture Trustee of any such default; and provided further that, subject to Section 8.01 of the Indenture, the Indenture Trustee shall not in any way be held liable by reason of any insufficiency in such Class C Reserve Account resulting from any loss on any Eligible Investment included therein except for losses attributable to the Indenture Trustee's failure to make payments on such Eligible Investments issued by the Indenture Trustee, in its commercial capacity, in accordance with their terms. On each Payment Date, all interest and earnings (net of losses and investment expenses) accrued since the preceding Payment Date on funds on deposit in the Class C Reserve Account shall be retained in the Class C Reserve Account (to the extent that the Available Class C Reserve Account Amount is less than the Required Class C Reserve Account Amount) and, to the extent the Series 2005-2 Notes have not been accelerated pursuant to Section 7.02 of the Indenture, the balance, if any, shall be paid to the holders of the Transferor Interest. For purposes of determining the availability of funds or the balance in the Class C Reserve Account for any reason under this Indenture Supplement, except as otherwise provided in the preceding sentence, investment earnings on such funds shall be deemed not to be available or on deposit.

                  (c) The amount targeted to be on deposit in the Class C Reserve Account for any Payment Date will be an amount equal to the product of
(i) the Class C Reserve Account Percentage for the related Monthly Period and
(ii) the Initial Dollar Principal Amount; provided, however, that if an Early Amortization Event or Event of Default occurs with respect to the Series 2005-2 Notes, the amount targeted to be on deposit will be the Outstanding Dollar Principal Amount of the Class C Notes.

                  (d) After the Class C Reserve Account Percentage has been increased to a percentage above 0% pursuant to any of clauses (ii) through (vi) of the definition thereof or pursuant to the proviso in the definition thereof, the Class C Reserve Account Percentage shall remain at that percentage until (A) further increased to a higher required percentage specified in clauses (iii) through (vi) of the definition thereof or in the proviso in the definition thereof or (B) the Payment Date on which the Quarterly Excess Spread Percentage has increased to a level above that for the then current Class C Reserve Account Percentage or the Quarterly Principal Payment Rate is greater than 60%, in which case the Class C Reserve Account Percentage shall be decreased to the appropriate percentage in clauses (i) through (v) of the definition thereof or in the proviso in the definition thereof. Notwithstanding the foregoing, if an Early Amortization Event has occurred and is continuing, or an Event of Default with respect to the Series 2005-2 Notes has occurred and is continuing, the Class C Reserve Account Percentage shall no longer be subject to reduction.

                  (e) With respect to any Payment Date, if the amount distributable pursuant to subsection 4.05(c) exceeds the amount available therefor pursuant to subsection 4.05(c), an amount equal to that deficiency will be withdrawn from the Class C Reserve Account and applied in accordance with subsection 4.05(c).

                  (f) If, on and after the earliest to occur of (i) the date on which Collateral is sold following an Event of Default with respect to the Series 2005-2 Notes and acceleration of such Series 2005-2 Notes pursuant to
Section 7.02 of the Indenture, (ii) any date on or after the Expected Final Payment Date on which the amount on deposit in the Principal Funding Account (to the extent such amount exceeds the sum of the Outstanding Dollar Principal Amount of the Class A Notes and the Class B Notes) plus the aggregate amount on deposit in the Class C Reserve Account with respect to the Class C Notes equal or exceeds the Outstanding Dollar Principal Amount of the Class C Notes and
(iii) the Legal Maturity Date, the amount on deposit in the Principal Funding Account is insufficient to pay in full the amounts for which withdrawals are required pursuant to Section 4.06, an amount equal to that deficiency will be withdrawn from the Class C Reserve Account and deposited into the Principal Funding Account to pay principal of the Class C Notes.

                  (g) If on any Payment Date with respect to which the Series 2005-2 Notes have not been accelerated pursuant to Section 7.02 of the Indenture, the aggregate amount on deposit in the Class C Reserve Account exceeds the amount required to be on deposit in the Class C Reserve Account, the amount of such excess will be withdrawn from the Class C Reserve Account and paid to the holders of the Transferor Interest; provided that, notwithstanding anything else to the contrary in this Section 4.13, if an Event of Default shall have occurred with respect to Series 2005-2 and the maturity of the Series 2005-2 Notes shall have been accelerated under Section 7.02 of the Indenture, upon the earlier to occur of (1) the payment in full of all principal and interest owing to the Class A Noteholders and the Class B Noteholders and (2) the Legal Maturity Date, any amounts remaining on deposit in the Class C Reserve Account shall be applied to pay all amounts due and payable on the Class C Notes first, and then, to the extent any funds are remaining, shall be applied to pay all amounts due and payable on the Class A Notes and the Class B Notes, if any, in that order, each as provided in Section 7.02 of the Indenture.

                  (h) No Transferor shall sell, transfer or assign any interest in the Class C Reserve Account without (x) the delivery to the Indenture Trustee of an Issuer Tax Opinion and any applicable Master Trust Tax Opinion and (y) providing prior written notice to the Note Rating Agencies of such assignment.

                  Section 4.14 Investment Instructions. Any investment instructions required to be given to the Indenture Trustee pursuant to the terms hereof must be given to the Indenture Trustee no later than 10:30 a.m. (New York City time) on the date such investment is to be made. In the event the Indenture Trustee receives such investment instruction later than such time, the Indenture Trustee may, but shall have no obligation to, make such investment. In the event the Indenture Trustee is unable to make an investment required in an investment instruction received by the Indenture Trustee after 10:30 a.m. (New York City time) on such day, such investment shall be made by the Indenture Trustee on the next succeeding Business Day. In no event shall the Indenture Trustee be liable for any investment not made pursuant to investment instructions received after 10:30 a.m. (New York City time) on the day such investment is requested to be made.

                  Section 4.15  Determination of LIBOR.

                  (a) On each LIBOR Determination Date, the Indenture Trustee shall determine LIBOR for the related Interest Period, which shall be the rate for deposits in United States dollars for a period equal to one month (commencing on the first day of such Interest Period) that appears on Telerate Page 3750 as of 11:00 a.m., London time, on such date. Upon such determination, the Indenture Trustee shall notify the Servicer of LIBOR for such LIBOR Determination Date. If such rate does not appear on Telerate Page 3750, the rate for the LIBOR Determination Date shall be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on that day to prime banks in the London interbank market for a period equal to one month (commencing on the first day of such Interest Period). The Servicer shall request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that LIBOR Determination Date shall be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that LIBOR Determination Date shall be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Servicer, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a period equal to one month (commencing on the first day of such Interest Period). If the banks selected by the Servicer are not quoting rates as provided in the immediately preceding sentence, LIBOR for such Interest Period shall be LIBOR in effect for the immediately preceding Interest Period.

                  (b) The Servicer shall determine, and promptly notify the Transferor and the Indenture Trustee of, the Class A Note Interest Rate, the Class B Note Interest Rate and the Class C Note Interest for the applicable Interest Period. The Class A Note Interest Rate, the Class B Note Interest Rate and the Class C Note Interest Rate applicable to the then current and the immediately preceding Interest Periods may be obtained by any Series 2005-2 Noteholder by telephoning the Indenture Trustee at its Corporate Trust Office at
(212) 815-6258.

                  (c) On each LIBOR Determination Date prior to 3:00 p.m., New York City time, the Indenture Trustee shall send to the Transferor and the Servicer by facsimile or electronic transmission of LIBOR for the following Interest Period.

                  Section 4.16 Sale of Collateral for Series 2005-2 Notes That Are Accelerated or Reach Legal Maturity.

                  (a) If the Series 2005-2 Notes have been accelerated pursuant to Section 7.02 of the Indenture following an Event of Default, the Indenture Trustee may, and at the direction of the Holders of more than 66 ?% of the Outstanding Dollar Principal Amount of the Series 2005-2 Notes will, sell Collateral (or interests therein) in an amount (as determined by the Issuer and provided to the Indenture Trustee) not to exceed the sum of (i) the Nominal Liquidation Amount as of the close of business on the day preceding such sale and (ii) the product of (A) the Nominal Liquidation Amount as of the close of business on the day preceding such sale and (B) the Discount Option Percentage.

                  (b) Such a sale will be permitted only if at least one of the following conditions is met:

                      (i) the Holders of more than 90% of the aggregate Outstanding Dollar Principal Amount of the Series 2005-2 Notes consent; or

                      (ii) the net proceeds of such sale (plus amounts on deposit in the Issuer Accounts) would be sufficient to pay all amounts due on the Series 2005-2 Notes; or

                      (iii) the Indenture Trustee in consultation with the
                  Servicer determines that the funds to be allocated to the Series 2005-2 Notes, including (1) Series 2005-2 Available Finance Charge Collections and Series 2005-2 Available Principal Collections and (2) amounts on deposit in the Issuer Accounts, may not be sufficient on an ongoing basis to make all payments on the Series 2005-2 Notes as such payments would have become due if such obligations had not been declared due and payable, and Series 2005-2 Noteholders evidencing more than 66 ?% of the aggregate Outstanding Dollar Principal Amount of the Series 2005-2 Notes consent to the sale; provided that the Issuer will provide the Indenture Trustee with the information reasonably requested by the Indenture Trustee to make such determination.

                  (c) If the Nominal Liquidation Amount is greater than zero on the Legal Maturity Date (after giving effect to any allocations, deposits and payments otherwise to be made on that Legal Maturity Date), the Indenture Trustee shall, no later than seven Business Days following the Legal Maturity Date, sell or cause to be sold Collateral (or interests therein) in an amount not to exceed the sum of (i) the Nominal Liquidation Amount as of the close of business on the day preceding such sale and (ii) the product of (A) the Nominal Liquidation Amount as of the close of business on the day preceding such sale and (B) the Discount Option Percentage.

                  (d) Upon the occurrence of such sale, the Nominal Liquidation Amount shall be automatically reduced to zero and Principal Collections and Finance Charge Collections shall no longer be allocated to the Series 2005-2 Notes. Series 2005-2 Noteholders shall receive the proceeds of such sale in an amount not to exceed the Outstanding Dollar Principal Amount of, plus any Series 2005-2 Monthly Interest due on, such Series 2005-2 Notes.

                  (e) Sale proceeds received with respect to the Series 2005-2 Notes pursuant to clause (a) or (c) above will be allocated in the following priority:

                  first, to the Class A Noteholders, until the Class A Stated Principal Amount and all current and past due Class A Monthly Interest and Class A Additional Interest has been paid in full;

                  second, to the Class B Noteholders, until the Class B Stated Principal Amount and all current and past due Class B Monthly Interest and Class B Additional Interest has been paid in full; and

                  third, to the Class C Noteholders, until the Class C Stated Principal Amount and all current and past due Class C Monthly Interest and Class C Additional Interest has been paid in full.

                               [END OF ARTICLE IV]

                                    ARTICLE V

                           EARLY AMORTIZATION OF NOTES

                  Section 5.01 Early Amortization Events. In addition to the events identified as Early Amortization Events in Section 12.01 of the Indenture, the occurrence of any of the following events (each, an "Early Amortization Event") shall result in an early amortization event for the Series 2005-2 Notes:

                  (i) if the Quarterly Excess Spread Percentage is less than the Required Excess Spread Percentage; or

                  (ii) if (x) the Transferor fails to add additional Trust Assets to the Trust or (y) the Invested Amount of an existing Collateral Certificate is not increased when either action is required pursuant to the Transfer and Servicing Agreement; or

                  (iii) if any Servicer Default occurs which would have a material adverse effect on the Series 2005-2 Noteholders.

                               [END OF ARTICLE V]

                                   ARTICLE VI

                      LEGAL MATURITY; FINAL DISTRIBUTIONS

                  Section 6.01 Legal Maturity. The Series 2005-2 Notes shall be considered to be paid in full, the Holders of such Series 2005-2 Notes shall have no further right or claim, and the Issuer shall have no further obligation or liability with respect to such Series 2005-2 Notes on the earliest to occur of (i) the date on which the Series 2005-2 Stated Principal Amount, and all Monthly Interest on such Series 2005-2 Notes, is paid in full, (ii) the date on which Collateral is sold and the proceeds in respect thereof applied in accordance with Section 4.16 and (iii) the seventh Business Day following the Legal Maturity Date, in each case after giving effect to all deposits, allocations, reimbursements, reallocations, sales of Collateral and payments to be made on such date.

                              [END OF ARTICLE VI]

                                  ARTICLE VII

                        DELIVERY OF SERIES 2005-2 NOTES;
                          DISTRIBUTIONS AND REPORTS TO
                           SERIES 2005-2 NOTEHOLDERS


                  Section 7.01 Form of Delivery for the Series 2005-2 Notes; Depository; Denominations.

                  (a) The Series 2005-2 Notes shall be delivered in the form of global Registered Notes as provided in Section 3.02 of the Indenture.

                  (b) The Depository for the Series 2005-2 Notes shall be The Depository Trust Company, and the Series 2005-2 Notes shall initially be registered in the name of Cede & Co., its nominee.

                  (c) The Series 2005-2 Notes shall be issued in minimum denominations of $5,000 and integral multiples of $1,000.

                  Section 7.02 Delivery and Payment for the Series 2005-2 Notes. The Issuer shall execute and deliver the Series 2005-2 Notes to the Indenture Trustee for authentication, and the Indenture Trustee shall deliver the Series 2005-2 Notes when authenticated, each in accordance with Section 4.03 of the Indenture.

                  Section 7.03  Distributions.

                  (a) On each Payment Date, the Paying Agent shall distribute, based upon the statement delivered by the Servicer pursuant to Section 7.04(a) hereof, to each Class A Noteholder of record on the related Record Date such Class A Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Payment Date to pay interest on the Class A Notes pursuant to this Indenture Supplement.

                  (b) On each Payment Date with respect to the Early Amortization Period and on the Expected Final Payment Date, the Paying Agent shall distribute, based upon the statement delivered by the Servicer pursuant to
Section 7.04(a) hereof, to each Class A Noteholder of record on the related Record Date such Class A Noteholder's pro rata share of the amounts on deposit in the Principal Funding Account or otherwise held by the Paying Agent that are allocated and available on such Payment Date to pay principal of the Class A Notes pursuant to this Indenture Supplement.

                  (c) On each Payment Date, the Paying Agent shall distribute, based upon the statement delivered by the Servicer pursuant to Section 7.04(a) hereof, to each Class B Noteholder of record on the related Record Date such Class B Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Payment Date to pay interest on the Class B Notes pursuant to this Indenture Supplement.

                  (d) On each Payment Date with respect to the Early Amortization Period and on the Expected Final Payment Date, the Paying Agent shall distribute, based upon the statement delivered by the Servicer pursuant to
Section 7.04(a) hereof, to each Class B Noteholder of record on the related Record Date such Class B Noteholder's pro rata share of the amounts on deposit in the Principal Funding Account or otherwise held by the Paying Agent that are allocated and available on such Payment Date to pay principal of the Class B Notes pursuant to this Indenture Supplement.

                  (e) On each Payment Date, the Paying Agent shall distribute, based upon the statement delivered by the Servicer pursuant to Section 7.04(a) hereof, to each Class C Noteholder of record on the related Record Date such Class C Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Payment Date to pay interest on the Class C Notes pursuant to this Indenture Supplement.

                  (f) On each Payment Date with respect to the Early Amortization Period and on the Expected Final Payment Date, the Paying Agent shall distribute, based upon the statement delivered by the Servicer pursuant to
Section 7.04(a) hereof, to each Class C Noteholder of record on the related Record Date such Class C Noteholder's pro rata share of the amounts on deposit in the Principal Funding Account or otherwise held by the Paying Agent that are allocated and available on such Payment Date to pay principal of the Class C Notes pursuant to this Indenture Supplement.

                  (g) The distributions to be made pursuant to this Section 7.03 are subject to the provisions of Sections 2.7, 8.1 and 9.1 of the Transfer and Servicing Agreement and Section 13.08 of the Indenture.

                  (h) Except as provided in Section 13.08 of the Indenture with respect to a final distribution, distributions to Series 2005-2 Noteholders hereunder shall be made by check mailed to each Series 2005-2 Noteholder at such Series 2005-2 Noteholder's address appearing in the Note Register without presentation or surrender of any Series 2005-2 Note or the making of any notation thereon; provided, however, that with respect to Series 2005-2 Notes registered in the name of a Clearing Agency, such distributions shall be made to such Clearing Agency in immediately available funds.

                  Section 7.04 Reports and Statements to Series 2005-2 Noteholders.

                  (a) On each Payment Date, the Paying Agent, on behalf of the Indenture Trustee, shall forward to each Series 2005-2 Noteholder a statement substantially in the form of Exhibit B (or otherwise containing substantially comparable information) prepared by the Servicer and delivered to the Paying Agent.

                  (b) Not later than each Note Transfer Date, the Servicer shall deliver to the Indenture Trustee, the Paying Agent, the Transferor, each Note Rating Agency and the Owner Trustee (i) a statement substantially in the form of Exhibit B (or otherwise containing substantially comparable information) prepared by the Servicer and (ii) a certificate of a Servicing Officer substantially in the form of Exhibit C (or otherwise containing substantially comparable information).

                  (c) A copy of each statement or certificate provided pursuant to paragraph (a) or (b) may be obtained by any Series 2005-2 Noteholder or any Note Owner thereof by a request in writing to the Servicer.

                  (d) On or before January 31 of each calendar year, beginning with calendar year 2006, the Paying Agent, on behalf of the Indenture Trustee, shall furnish or cause to be furnished to each Person who at any time during the preceding calendar year was a Series 2005-2 Noteholder, a statement prepared by the Servicer containing the information which is required to be contained in the statement to Series 2005-2 Noteholders, as set forth in paragraph (a) above aggregated for such calendar year or the applicable portion thereof during which such Person was a Series 2005-2 Noteholder, together with other information as is required to be provided by an issuer of indebtedness under the Code. Such obligation of the Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Paying Agent pursuant to any requirements of the Code as from time to time in effect.

                              [END OF ARTICLE VII]

                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS

                  Section 8.01 No Petition. The Indenture Trustee, by entering into this Indenture Supplement, each Derivative Counterparty, by entering into the applicable Derivative Agreement, each Supplemental Credit Enhancement Provider or Supplemental Liquidity Provider, as applicable, by entering into the applicable Supplemental Credit Enhancement Agreement or Supplemental Liquidity Agreement, and each Series 2005-2 Noteholder, by accepting a Series 2005-2 Note, agrees, to the fullest extent permitted by applicable law, that at no time shall it commence, or join in commencing, a bankruptcy case or other insolvency or similar proceeding under the laws of any jurisdiction against the Transferor, the Issuer, or any Master Trust.

                  Section 8.02 Actions by the Issuer. Subject to the Transfer and Servicing Agreement, all action to be taken by the Issuer under this Indenture Supplement shall be taken by the Administrator or the Owner Trustee on behalf of the Issuer and all notices to be given or received by the Issuer under this Indenture Supplement shall be given or received by the Administrator or the Owner Trustee, on behalf of the Issuer.

                  Section 8.03  Limitations on Liability.

                  (a) It is expressly understood and agreed by the parties hereto that (i) this Indenture Supplement is executed and delivered by the Owner Trustee, not individually or personally but solely as Owner Trustee under the Trust Agreement, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as a personal representation, undertaking or agreement by the Owner Trustee but is made and intended for the purpose of binding only the Issuer, (iii) nothing herein contained shall be construed as creating any liability on the Owner Trustee, individually or personally, to perform any covenant of the Issuer either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties to the Indenture and by any Person claiming by, through or under them and (iv) under no circumstances shall the Owner Trustee be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Indenture Supplement or any related documents.

                  (b) None of the Indenture Trustee, the Owner Trustee, the Servicer, the Administrator, the Beneficiary or any other beneficiary of the Issuer or any of their respective officers, directors, employees, members, incorporators or agents shall have any liability with respect to this Indenture Supplement, and any recourse may be had solely to the Collateral.

                  Section 8.04 Termination of Issuer. The Issuer and the respective obligations and responsibilities of the Indenture Trustee created hereby shall terminate as provided in the Trust Agreement.

                  Section 8.05 Acknowledgement and Acceptance of Indenture Supplement. TRS, as Servicer and Administrator, and RFC V, as Transferor, by their signatures hereto, acknowledge and accept this Indenture Supplement.

                  Section 8.06 Amendments. Except as expressly set forth in
Article X of the Indenture, this Indenture Supplement may not be amended, supplemented or modified.

                              [END OF ARTICLE VIII]

IN WITNESS WHEREOF, the parties hereto have caused this Indenture Supplement to be duly executed, all as of the day and year first above written.

                                   AMERICAN EXPRESS ISSUANCE TRUST, as Issuer

                                   By:  WILMINGTON TRUST COMPANY,
                                   not in its individual capacity
                                   but solely as Owner Trustee
                                   on behalf of the Trust


                                   By:  /s/ Janel R. Havrilla
                                        ----------------------------------------
                                        Name:  Janel R. Havrilla
                                        Title: Financial Services Officer


                                   THE BANK OF NEW YORK, as Indenture Trustee and not in its individual capacity


                                   By:  /s/ Catherine L. Cerilles
                                        ----------------------------------------
                                        Name:  Catherine L. Cerilles
                                        Title: Assistant Vice President

                                   THE BANK OF NEW YORK, as Securities
                                   Intermediary and not in its individual
                                   capacity


                                   By:  /s/ Catherine L. Cerilles
                                        ----------------------------------------
                                        Name:  Catherine L. Cerilles
                                        Title: Assistant Vice President

Acknowledged and Accepted:

AMERICAN EXPRESS RECEIVABLES
FINANCING CORPORATION V LLC,
as Transferor

By:  /s/ Maureen Ryan
     ----------------------------------------
     Name:  Maureen Ryan
     Title: Vice President and Treasurer


AMERICAN EXPRESS TRAVEL RELATED
SERVICES COMPANY, INC.,
as Servicer and Administrator

By:  /s/ David L. Yowan
     ----------------------------------------
     Name:  David L. Yowan
     Title: Treasurer

STATE OF DELAWARE    )
                     ) ss:
COUNTY OF NEW CASTLE )


                  On this 14th day of September, 2005, before me personally came Janel R. Havrilla, Financial Services Officer of Wilmington Trust Company, to me known to be the person described in and who executed the foregoing instrument, and duly acknowledged that she executed the same for the purposes therein contained, and acknowledged the same to be her free act and deed.

/s/ Amanda E. Burger
----------------------------------------
Name: Amanda E. Burger




----------------------------------------
[Notarial Seal]

STATE OF NEW YORK  )
                   ) ss:
COUNTY OF NEW YORK )


                  On September 15 , 2005, Maija Braunfelds, before me personally came Catherine L. Cerilles, to me known, who, being by me duly sworn, did depose and say that she resides at 101 Barclays Street, New York, New York 10286; that she is Assistant Vice President of The Bank of New York, one of the parties described in and which executed the above instrument; that she knows the corporate seal of said corporation; that the seal affixed to that instrument is such corporate seal; that it was affixed by authority of the board of directors of the corporation; and that she signed his name thereto by like authority.

/s/ Maija Braunfelds
----------------------------------------
Name: Maija Braunfelds




----------------------------------------
[Notarial Seal]

                                  EXHIBIT A-1


                                    FORM OF
             CLASS A SERIES 2005-2 FLOATING RATE ASSET BACKED NOTE

         UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) - ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST THE ISSUER, THE TRANSFEROR OR ANY MASTER TRUST, OR JOIN IN INSTITUTING AGAINST THE ISSUER, THE TRANSFEROR OR ANY MASTER TRUST, ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW.

         THE HOLDER OF THIS CLASS A NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE CLASS A NOTES AS INDEBTEDNESS OF THE ISSUER FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON, OR MEASURED BY, INCOME.

                                                 INITIAL DOLLAR PRINCIPAL AMOUNT
REGISTERED                                                      $558,000,000(1)/

No. R-[__]                                                 CUSIP NO. 02586G AD 4


                        AMERICAN EXPRESS ISSUANCE TRUST


             CLASS A SERIES 2005-2 FLOATING RATE ASSET BACKED NOTE

         American Express Issuance Trust (herein referred to as the "Issuer" or the "Trust"), a Delaware statutory trust governed by a Trust Agreement, dated as of May 18, 2005, for value received, hereby promises to pay to CEDE & CO., or registered assigns, subject to the following provisions, a principal sum of FIVE HUNDRED FIFTY-EIGHT MILLION DOLLARS payable on the September 2012 Payment Date (the "Expected Final Payment Date"), except as otherwise provided below or in the Indenture; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the August 2013 Payment Date (the "Legal Maturity Date"). The Issuer will pay interest on the unpaid principal amount of this Note at the Class A Note Interest Rate on each Payment Date until the principal amount of this Note is paid in full. Interest on this Note will accrue for each Payment Date from and including the most recent Payment Date on which interest has been paid to but excluding such Payment Date or, for the initial Payment Date, from and including the Closing Date to but excluding such Payment Date. Interest will be computed on the basis of a 360-day year and the actual number of days elapsed. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

         The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal balance of this Note.

         Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

         Unless the certificate of authentication hereon has been executed by or on behalf of the Indenture Trustee, by manual signature, this Note shall not be entitled to any benefit under the Indenture or the Indenture Supplement referred to on the reverse hereof, or be valid for any purpose.


----------
(1)/     Denominations of $5,000 and integral multiples thereof.

                  IN WITNESS WHEREOF, the Issuer has caused this Class A Note to be duly executed.

                              AMERICAN EXPRESS ISSUANCE TRUST,
                              as Issuer



                              By:   WILMINGTON TRUST COMPANY, not in its
                                    individual capacity but solely as Owner
                                    Trustee under the Trust Agreement



                              By:
                                    --------------------------------------------
                                    Name:
                                    Title:



Dated: [__________, ____]

               INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION


This is one of the Class A Notes described in the within-mentioned Indenture.

                              THE BANK OF NEW YORK,
                              as Indenture Trustee


                              By:
                                    --------------------------------------------
                                    Authorized Signatory

                        AMERICAN EXPRESS ISSUANCE TRUST


             CLASS A SERIES 2005-2 FLOATING RATE ASSET BACKED NOTE

                        Summary of Terms and Conditions


                  This Class A Note is one of a duly authorized issue of Notes of the Issuer, designated as its American Express Issuance Trust, Series 2005-2 (the "Series 2005-2 Notes"), issued under the Indenture, dated as of May 19, 2005 (the "Indenture"), between the Issuer and The Bank of New York, as indenture trustee (the "Indenture Trustee," which term includes any successor Indenture Trustee under the Indenture), as supplemented by the Indenture Supplement, dated as of September 16, 2005 (the "Indenture Supplement"), and representing the right to receive certain payments from the Issuer. The term "Indenture," unless the context otherwise requires, refers to the Indenture as supplemented by the Indenture Supplement. The Notes are subject to all of the terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended. In the event of any conflict or inconsistency between the Indenture and this Note, the Indenture shall control.

                  The Class B Notes and the Class C Notes will also be issued under the Indenture.

                  The Noteholder, by its acceptance of this Note, agrees that it will look solely to the property of the Trust allocated to the payment of this Note for payment hereunder and that the Indenture Trustee is not liable to the Noteholders for any amount payable under the Note or the Indenture or, except as expressly provided in the Indenture, subject to any liability under the Indenture.

                  This Note does not purport to summarize the Indenture and reference is made to the Indenture for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Indenture Trustee.

                  The Expected Final Payment Date is the September 2012 Payment Date, but principal with respect to the Class A Notes may be paid earlier or later under certain circumstances described in the Indenture. If for one or more months during the Controlled Accumulation Period there are not sufficient funds to deposit into the Principal Funding Account the Controlled Deposit Amount, then to the extent that excess funds are not available on subsequent Payment Dates with respect to the Controlled Accumulation Period to make up for such shortfalls, the final payment of principal of the Notes will occur later than the Expected Final Payment Date. Payments of principal of the Notes shall be payable in accordance with the provisions of the Indenture.

                  Subject to the terms and conditions of the Indenture, the Transferor may, from time to time, direct the Owner Trustee, on behalf of the Trust, to issue one or more new Series, Class or Tranche of Notes or new Notes of any Series, Class or Tranche.

                  On each Payment Date, the Paying Agent shall distribute to each Class A Noteholder of record on the related Record Date (except for the final distribution in respect of this Class A Note) such Class A Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Payment Date to pay interest and principal on the Class A Notes pursuant to the Indenture Supplement. Except as provided in the Indenture with respect to a final distribution, distributions to Series 2005-2 Noteholders shall be made by (i) check mailed to each Series 2005-2 Noteholder (at such Noteholder's address as it appears in the Note Register), except that with respect to any Series 2005-2 Notes registered in the name of the nominee of a clearing agency, such distribution shall be made in immediately available funds and (ii) without presentation or surrender of any Series 2005-2 Note or the making of any notation thereon. Final payment of this Class A Note will be made only upon presentation and surrender of this Class A Note at the office or agency specified in the notice of final distribution delivered by the Indenture Trustee to the Series 2005-2 Noteholders in accordance with the Indenture.

                  On any day occurring on or after the date on which the Outstanding Dollar Principal Amount of a Series, Class or Tranche of Notes is reduced to less than 10% of its highest Outstanding Dollar Principal Amount at any time, the Trust or the Transferor (but only if the Transferor is the Servicer or an Affiliate of the Servicer) shall have the right, but not the obligation to, redeem the Series, Class or Tranche of Notes at a redemption price equal to 100% of the Outstanding Dollar Principal Amount of such Series, Class or Tranche, plus accrued, unpaid and additional interest or principal accreted and unpaid on such Tranche to but excluding the date of redemption.

                  THIS CLASS A NOTE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, THE TRANSFEROR, AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC., AMERICAN EXPRESS CENTURION BANK, AMERICAN EXPRESS BANK, FSB, OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

                  Each Noteholder, by accepting a Note, hereby covenants and agrees that it will not at any time institute against the Issuer, the Transferor or any Master Trust, or join in instituting against the Issuer, the Transferor or any Master Trust, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law.

                  Except as otherwise provided in the Indenture Supplement, the Class A Notes are issuable only in minimum denominations of $5,000 and integral multiples thereof. The transfer of this Class A Note shall be registered in the Note Register upon surrender of this Class A Note for registration of transfer at the office or agency of the Issuer in a Place of Payment, accompanied by a written instrument of transfer, in a form satisfactory to the Issuer and the Note Registrar, duly executed by the Class A Noteholder or such Class A Noteholder's attorney, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Class A Notes in any authorized denominations of like aggregate Stated Principal Amount, Expected Final Payment Date and Legal Maturity Date and of like terms will be issued to the designated transferee or transferees.

                  As provided in the Indenture and subject to certain limitations therein set forth, Class A Notes are exchangeable for new Class A Notes in any authorized denominations and of like aggregate Stated Principal Amount, Expected Final Payment Date and Legal Maturity Date and of like terms upon surrender of such Notes to be exchanged at the office or agency of the Issuer in a Place of Payment. No service charge may be imposed for any such exchange but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

                  The Issuer, the Transferor, the Indenture Trustee and any agent of the Issuer, the Transferor or the Indenture Trustee shall treat the person in whose name this Class A Note is registered as the owner hereof for all purposes, and neither the Issuer, the Transferor, the Indenture Trustee nor any agent of the Issuer, the Transferor or the Indenture Trustee shall be affected by notice to the contrary.

                  THIS CLASS A NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATION LAW, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                   ASSIGNMENT

Social Security or other identifying number of assignee
                                                       -------------------------

                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto
              ------------------------------------------------------------------
                               (name and address of assignee)

the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints ____________________, attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                                                      (2)/
       -------------------              ------------------------------------

                                        Signature Guaranteed:


                                        ------------------------------------


----------
(2)/ NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

                                                                     EXHIBIT A-2


                                    FORM OF
                    CLASS B FLOATING RATE ASSET BACKED NOTE

         UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) - ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST THE ISSUER, THE TRANSFEROR OR ANY MASTER TRUST, OR JOIN IN INSTITUTING AGAINST THE ISSUER, THE TRANSFEROR OR ANY MASTER TRUST, ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW.

         THE HOLDER OF THIS CLASS B NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE CLASS B NOTES AS INDEBTEDNESS OF THE ISSUER FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON, OR MEASURED BY, INCOME.


                                     A-2-1

                                                 INITIAL DOLLAR PRINCIPAL AMOUNT
REGISTERED                                                       $12,000,000(3)/

No. R-__                                                   CUSIP NO. 02586G AE 2


                         AMERICAN EXPRESS ISSUANCE TRUST


              CLASS B SERIES 2005-2 FLOATING RATE ASSET BACKED NOTE

         American Express Issuance Trust (herein referred to as the "Issuer" or the "Trust"), a Delaware statutory trust governed by a Trust Agreement, dated as of May 18, 2005, for value received, hereby promises to pay to CEDE & CO., or registered assigns, subject to the following provisions, the principal sum of TWELVE MILLION DOLLARS on the September 2012 Payment Date (the "Expected Final Payment Date"), except as otherwise provided below or in the Indenture; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the August 2013 Payment Date (the "Legal Maturity Date"). The Issuer will pay interest on the unpaid principal amount of this Note at the Class B Note Interest Rate on each Payment Date until the principal amount of this Note is paid in full. Interest on this Note will accrue for each Payment Date from and including the most recent Payment Date on which interest has been paid to but excluding such Payment Date or, for the initial Payment Date, from and including the Closing Date to but excluding such Payment Date. Interest will be computed on the basis of a 360-day year and the actual number of days elapsed. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

         The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal balance of this Note.

         Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

         Unless the certificate of authentication hereon has been executed by or on behalf of the Indenture Trustee, by manual signature, this Note shall not be entitled to any benefit under the Indenture or the Indenture Supplement referred to on the reverse hereof, or be valid for any purpose.

         THIS CLASS B NOTE IS SUBORDINATED TO THE EXTENT NECESSARY TO FUND PAYMENTS ON THE CLASS A NOTES TO THE EXTENT SPECIFIED IN THE INDENTURE SUPPLEMENT.


----------
(3)/ Denominations of $5,000 and integral multiples of $1,000 in excess thereof.


                                     A-2-2

                  IN WITNESS WHEREOF, the Issuer has caused this Class B Note to be duly executed.

                                        AMERICAN EXPRESS ISSUANCE TRUST,
                                        as Issuer


                                        By:  WILMINGTON TRUST COMPANY, not in
                                             its individual capacity but solely
                                             as Owner Trustee under the Trust
                                             Agreement


                                        By:
                                             -----------------------------------
                                             Name:
                                             Title:



Dated: ____________, ______


                                     A-2-3

               INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION


This is one of the Class B Notes described in the within-mentioned Indenture.

                                        THE BANK OF NEW YORK,
                                        as Indenture Trustee


                                        By:
                                             -----------------------------------
                                             Authorized Signatory


                                     A-2-4

                        AMERICAN EXPRESS ISSUANCE TRUST


             CLASS B SERIES 2005-2 FLOATING RATE ASSET BACKED NOTE

                        Summary of Terms and Conditions


                  This Class B Note is one of a duly authorized issue of Notes of the Issuer, designated as American Express Issuance Trust, Series 2005-2 (the "Series 2005-2 Notes"), issued under an Indenture, dated as of May 19, 2005 (the "Indenture"), between the Issuer and The Bank of New York, as indenture trustee (the "Indenture Trustee," which term includes any successor Indenture Trustee under the Indenture), as supplemented by the Indenture Supplement dated as of September 16, 2005 (the "Indenture Supplement"), and representing the right to receive certain payments from the Issuer. The term "Indenture," unless the context otherwise requires, refers to the Indenture as supplemented by the Indenture Supplement. The Notes are subject to all of the terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended. In the event of any conflict or inconsistency between the Indenture and this Note, the Indenture shall control.

                  The Class A Notes and the Class C Notes will also be issued under the Indenture.

                  The Noteholder, by its acceptance of this Note, agrees that it will look solely to the property of the Trust allocated to the payment of this Note for payment hereunder and that the Indenture Trustee is not liable to the Noteholders for any amount payable under the Note or the Indenture or, except as expressly provided in the Indenture, subject to any liability under the Indenture.

                  This Note does not purport to summarize the Indenture and reference is made to the Indenture for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Indenture Trustee.

                  The Expected Final Payment Date is the September 2012 Payment Date, but principal with respect to the Class B Notes may be paid earlier or later under certain circumstances described in the Indenture. If for one or more months during the Controlled Accumulation Period there are not sufficient funds to deposit into the Principal Funding Account the Controlled Deposit Amount, then to the extent that excess funds are not available on subsequent Payment Dates with respect to the Controlled Accumulation Period to make up for such shortfalls, the final payment of principal of the Notes will occur later than the Expected Final Payment Date. Payments of principal of the Notes shall be payable in accordance with the provisions of the Indenture.

                  Subject to the terms and conditions of the Indenture, the Transferor may, from time to time, direct the Owner Trustee, on behalf of the Trust, to issue one or more new Series, Class or Tranche of Notes or new Notes of any Series, Class or Tranche.


                                     A-2-5

                  On each Payment Date, the Paying Agent shall distribute to each Class B Noteholder of record on the related Record Date (except for the final distribution in respect of this Class B Note) such Class B Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Payment Date to pay interest and principal on the Class B Notes pursuant to the Indenture Supplement. Except as provided in the Indenture with respect to a final distribution, distributions to Series 2005-2 Noteholders shall be made by (i) check mailed to each Series 2005-2 Noteholder (at such Noteholder's address as it appears in the Note Register), except that with respect to any Series 2005-2 Notes registered in the name of the nominee of a clearing agency, such distribution shall be made in immediately available funds and (ii) without presentation or surrender of any Series 2005-2 Note or the making of any notation thereon. Final payment of this Class B Note will be made only upon presentation and surrender of this Class B Note at the office or agency specified in the notice of final distribution delivered by the Indenture Trustee to the Series 2005-2 Noteholders in accordance with the Indenture.

                  On any day occurring on or after the date on which the Outstanding Dollar Principal Amount of a Series, Class or Tranche of Notes is reduced to less than 10% of its highest Outstanding Dollar Principal Amount at any time, the Trust or the Transferor (but only if the Transferor is the Servicer or an Affiliate of the Servicer) shall have the right, but not the obligation to, redeem the Series, Class or Tranche of Notes at a redemption price equal to 100% of the Outstanding Dollar Principal Amount of such Series, Class or Tranche, plus accrued, unpaid and additional interest or principal accreted and unpaid on such Tranche to but excluding the date of redemption.

                  THIS CLASS B NOTE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, THE TRANSFEROR, AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC., AMERICAN EXPRESS CENTURION BANK, AMERICAN EXPRESS BANK, FSB, OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

                  Each Noteholder, by accepting a Note, hereby covenants and agrees that it will not at any time institute against the Issuer, the Transferor or any Master Trust, or join in instituting against the Issuer, the Transferor or any Master Trust, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law.

                  Except as otherwise provided in the Indenture Supplement, the Class B Notes are issuable only in minimum denominations of $5,000 and integral multiples thereof. The transfer of this Class B Note shall be registered in the Note Register upon surrender of this Class B Note for registration of transfer at the office or agency of the Issuer in a Place of Payment, accompanied by a written instrument of transfer, in a form satisfactory to the Issuer and the Note Registrar, duly executed by the Class B Noteholder or such Class B Noteholder's attorney, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Class B Notes in any authorized denominations of like aggregate Stated Principal Amount, Expected Final Payment Date and Legal Maturity Date and of like terms will be issued to the designated transferee or transferees.


                                     A-2-6

                  As provided in the Indenture and subject to certain limitations therein set forth, Class B Notes are exchangeable for new Class B Notes in any authorized denominations and of like aggregate Stated Principal Amount, Expected Final Payment Date and Legal Maturity Date and of like terms upon surrender of such Notes to be exchanged at the office or agency of the Issuer in a Place of Payment. No service charge may be imposed for any such exchange but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

                  The Issuer, the Transferor, the Indenture Trustee and any agent of the Issuer, the Transferor or the Indenture Trustee shall treat the person in whose name this Class B Note is registered as the owner hereof for all purposes, and neither the Issuer, the Transferor, the Indenture Trustee nor any agent of the Issuer, the Transferor or the Indenture Trustee shall be affected by notice to the contrary.

                  THIS CLASS B NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATION LAW, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.


                                     A-2-7

                                   ASSIGNMENT

Social Security or other identifying number of assignee
                                                        ------------------------

                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto
              ------------------------------------------------------------------
                               (name and address of assignee)

the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints ____________________, attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                                                      (4)/
       -------------------              ------------------------------------

                                        Signature Guaranteed:


                                        ------------------------------------


----------
(4)/ NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.


                                     A-2-8

                                                                     EXHIBIT A-3


                                    FORM OF
                    CLASS C FLOATING RATE ASSET BACKED NOTE

         UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) - ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST THE ISSUER, THE TRANSFEROR OR ANY MASTER TRUST, OR JOIN IN INSTITUTING AGAINST THE ISSUER, THE TRANSFEROR OR ANY MASTER TRUST, ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW.

         THE HOLDER OF THIS CLASS C NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE CLASS C NOTES AS INDEBTEDNESS OF THE ISSUER FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON, OR MEASURED BY, INCOME.

                                                 INITIAL DOLLAR PRINCIPAL AMOUNT
REGISTERED                                                       $30,000,000(5)/

No. R-__                                                   CUSIP NO. 02586G AF 9


                        AMERICAN EXPRESS ISSUANCE TRUST


             CLASS C SERIES 2005-2 FLOATING RATE ASSET BACKED NOTE

         American Express Issuance Trust (herein referred to as the "Issuer" or the "Trust"), a Delaware statutory trust governed by a Trust Agreement, dated as of May 18, 2005, for value received, hereby promises to pay to CEDE & CO., or registered assigns, subject to the following provisions, the principal sum of THIRTY MILLION DOLLARS on the September 2012 Payment Date (the "Expected Final Payment Date"), except as otherwise provided below or in the Indenture; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the August 2013 Payment Date (the "Legal Maturity Date"). The Issuer will pay interest on the unpaid principal amount of this Note at the Class C Note Interest Rate on each Payment Date until the principal amount of this Note is paid in full. Interest on this Note will accrue for each Payment Date from and including the most recent Payment Date on which interest has been paid to but excluding such Payment Date or, for the initial Payment Date, from and including the Closing Date to but excluding such Payment Date. Interest will be computed on the basis of a 360-day year and the actual number of days elapsed. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

         The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note and then to the unpaid principal balance of this Note.

         Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

         Unless the certificate of authentication hereon has been executed by or on behalf of the Indenture Trustee, by manual signature, this Note shall not be entitled to any benefit under the Indenture or the Indenture Supplement referred to on the reverse hereof, or be valid for any purpose.

         THIS CLASS C NOTE IS SUBORDINATED TO THE EXTENT NECESSARY TO FUND PAYMENTS ON THE CLASS A NOTES AND CLASS B NOTES TO THE EXTENT SPECIFIED IN THE INDENTURE SUPPLEMENT.


----------
(5)/     Denominations of $5,000 and integral multiples thereof.

                  IN WITNESS WHEREOF, the Issuer has caused this Class C Note to be duly executed.

                                        AMERICAN EXPRESS ISSUANCE TRUST,
                                        as Issuer


                                        By:  WILMINGTON TRUST COMPANY, not in
                                             its individual capacity but solely
                                             as Owner Trustee under the Trust
                                             Agreement


                                        By:
                                             -----------------------------------
                                             Name:
                                             Title:



Dated: ____________, ______

               INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION


This is one of the Class C Notes described in the within-mentioned Indenture.

                                        THE BANK OF NEW YORK,
                                        as Indenture Trustee


                                        By:
                                             -----------------------------------
                                             Authorized Signatory

                        AMERICAN EXPRESS ISSUANCE TRUST


             CLASS C SERIES 2005-2 FLOATING RATE ASSET BACKED NOTE

                        Summary of Terms and Conditions


                  This Class C Note is one of a duly authorized issue of Notes of the Issuer, designated as American Express Issuance Trust, Series 2005-2 (the "Series 2005-2 Notes"), issued under an Indenture, dated as of May 19, 2005 (the "Indenture"), between the Issuer and The Bank of New York, as indenture trustee (the "Indenture Trustee," which term includes any successor Indenture Trustee under the Indenture), as supplemented by the Indenture Supplement dated as of September 16, 2005 (the "Indenture Supplement"), and representing the right to receive certain payments from the Issuer. The term "Indenture," unless the context otherwise requires, refers to the Indenture as supplemented by the Indenture Supplement. The Notes are subject to all of the terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended. In the event of any conflict or inconsistency between the Indenture and this Note, the Indenture shall control.

                  The Class A Notes and the Class B Notes will also be issued under the Indenture.

                  The Noteholder, by its acceptance of this Note, agrees that it will look solely to the property of the Trust allocated to the payment of this Note for payment hereunder and that the Indenture Trustee is not liable to the Noteholders for any amount payable under the Note or the Indenture or, except as expressly provided in the Indenture, subject to any liability under the Indenture.

                  This Note does not purport to summarize the Indenture and reference is made to the Indenture for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Indenture Trustee.

                  The Expected Final Payment Date is the September 2012 Payment Date, but principal with respect to the Class C Notes may be paid earlier or later under certain circumstances described in the Indenture. If for one or more months during the Controlled Accumulation Period there are not sufficient funds to deposit into the Principal Funding Account the Controlled Deposit Amount, then to the extent that excess funds are not available on subsequent Payment Dates with respect to the Controlled Accumulation Period to make up for such shortfalls, the final payment of principal of the Notes will occur later than the Expected Final Payment Date. Payments of principal of the Notes shall be payable in accordance with the provisions of the Indenture.

                  Subject to the terms and conditions of the Indenture, the Transferor may, from time to time, direct the Owner Trustee, on behalf of the Trust, to issue one or more new Series, Class or Tranche of Notes or new Notes of any Series, Class or Tranche.

                  On each Payment Date, the Paying Agent shall distribute to each Class C Noteholder of record on the related Record Date (except for the final distribution in respect of this Class C Note) such Class C Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Payment Date to pay interest and principal on the Class C Notes pursuant to the Indenture Supplement. Except as provided in the Indenture with respect to a final distribution, distributions to Series 2005-2 Noteholders shall be made by (i) check mailed to each Series 2005-2 Noteholder (at such Noteholder's address as it appears in the Note Register), except that with respect to any Series 2005-2 Notes registered in the name of the nominee of a clearing agency, such distribution shall be made in immediately available funds and (ii) without presentation or surrender of any Series 2005-2 Note or the making of any notation thereon. Final payment of this Class C Note will be made only upon presentation and surrender of this Class C Note at the office or agency specified in the notice of final distribution delivered by the Indenture Trustee to the Series 2005-2 Noteholders in accordance with the Indenture.

                  On any day occurring on or after the date on which the Outstanding Dollar Principal Amount of a Series, Class or Tranche of Notes is reduced to less than 10% of its highest Outstanding Dollar Principal Amount at any time, the Trust or the Transferor (but only if the Transferor is the Servicer or an Affiliate of the Servicer) shall have the right, but not the obligation to, redeem the Series, Class or Tranche of Notes at a redemption price equal to 100% of the Outstanding Dollar Principal Amount of such Series, Class or Tranche, plus accrued, unpaid and additional interest or principal accreted and unpaid on such Tranche to but excluding the date of redemption.

                  THIS CLASS C NOTE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, THE TRANSFEROR, AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC., AMERICAN EXPRESS CENTURION BANK, AMERICAN EXPRESS BANK, FSB, OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

                  Each Noteholder, by accepting a Note, hereby covenants and agrees that it will not at any time institute against the Issuer, the Transferor or any Master Trust, or join in instituting against the Issuer, the Transferor or any Master Trust, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law.

                  Except as otherwise provided in the Indenture Supplement, the Class C Notes are issuable only in minimum denominations of $5,000 and integral multiples thereof. The transfer of this Class C Note shall be registered in the Note Register upon surrender of this Class C Note for registration of transfer at the office or agency of the Issuer in a Place of Payment, accompanied by a written instrument of transfer, in a form satisfactory to the Issuer and the Note Registrar, duly executed by the Class C Noteholder or such Class C Noteholder's attorney, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Class C Notes in any authorized denominations of like aggregate Stated Principal Amount, Expected Final Payment Date and Legal Maturity Date and of like terms will be issued to the designated transferee or transferees.

                  As provided in the Indenture and subject to certain limitations therein set forth, Class C Notes are exchangeable for new Class C Notes in any authorized denominations and of like aggregate Stated Principal Amount, Expected Final Payment Date and Legal Maturity Date and of like terms upon surrender of such Notes to be exchanged at the office or agency of the Issuer in a Place of Payment. No service charge may be imposed for any such exchange but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

                  The Issuer, the Transferor, the Indenture Trustee and any agent of the Issuer, the Transferor or the Indenture Trustee shall treat the person in whose name this Class C Note is registered as the owner hereof for all purposes, and neither the Issuer, the Transferor, the Indenture Trustee nor any agent of the Issuer, the Transferor or the Indenture Trustee shall be affected by notice to the contrary.

                  THIS CLASS C NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATION LAW, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                   ASSIGNMENT

Social Security or other identifying number of assignee ________________________

                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto
               -----------------------------------------------------------------
                                (name and address of assignee)

the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints ____________________, attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                                                      (6)/
       -------------------              ------------------------------------

                                        Signature Guaranteed:


                                        ------------------------------------


----------
(6)/ NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

                                                                       EXHIBIT B

                     FORM OF MONTHLY NOTEHOLDERS' STATEMENT

                        AMERICAN EXPRESS ISSUANCE TRUST
                                 SERIES 2005-2

                  Pursuant to (i) the Indenture, dated as of May 19, 2005, (hereinafter as such agreement may be from time to time, amended or otherwise modified, the "Indenture"), between American Express Issuance Trust (the "Issuer" or the "Trust"), and The Bank of New York, as indenture trustee (the "Indenture Trustee"), as supplemented by the Indenture Supplement, dated as of September 16, 2005 (the "Indenture Supplement"), between the Issuer and the Indenture Trustee and (ii) the Transfer and Servicing Agreement, dated as of May 19, 2005 (hereinafter as such agreement may be from time to time, amended or otherwise modified, the "Transfer and Servicing Agreement"), among American Express Receivables Financing Corporation V LLC, as transferor, American Express Travel Related Services Company, Inc., as servicer and administrator ("TRS" or the "Servicer"), the Issuer and the Indenture Trustee, TRS as Servicer is required to prepare certain information each month regarding current payments to the Series 2005-2 Noteholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Payment Date of [ ], and with respect to the performance of the Trust during the month of [ ] is set forth below. Certain of the information is presented on the basis of an Outstanding Dollar Principal Amount of $1,000 per Series 2005-2 Note (a "Note"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Indenture, the Indenture Supplement and the Transfer and Servicing Agreement.

                  A) Information regarding payments in respect of the Class A Notes per $1,000 Outstanding Dollar Principal Amount

                          (1)      The total amount of the
                                   payment....................... $
                                                                   -------------

                          (2)      The amount of the payment set

                                   forth in paragraph 1 above
                                   in respect of Class A
                                   Monthly Interest.............. $
                                                                   -------------

                          (3)      The amount of the payment
                                   set forth in paragraph 1
                                   above in respect of Class
                                   A Monthly Interest
                                   previously due but not
                                   distributed on a prior
                                   Payment Date.................. $
                                                                   -------------

                          (4)      The amount of the payment
                                   set forth in paragraph 1
                                   above in respect of Class
                                   A Additional Interest......... $

                                                                   -------------

                          (5)      The amount of the payment
                                   set forth in paragraph 1
                                   above in respect of Class
                                   A Additional Interest
                                   previously due but not
                                   distributed on a prior
                                   Payment Date.................. $
                                                                   -------------

                          (6)      The amount of the payment
                                   set forth in paragraph 1
                                   above in respect of
                                   principal of the Class A
                                   Notes......................... $
                                                                   -------------

                  B) Information regarding payments in respect of the Class B Notes, per $1,000 Outstanding Dollar Principal Amount

                           (1)      The total amount of the
                                    payment in respect of
                                    Class B Notes................ $
                                                                   -------------

                           (2)      The amount of the payment
                                    set forth in paragraph 1
                                    above in respect of Class
                                    B Monthly Interest........... $
                                                                   -------------

                           (3)      The amount of the payment
                                    set forth in paragraph 1
                                    above in respect of Class
                                    B Monthly Interest
                                    previously due but not
                                    distributed on a prior
                                    Payment Date................. $
                                                                   -------------

                           (4)      The amount of the payment
                                    set forth in paragraph 1
                                    above in respect of Class
                                    B Additional Interest........ $
                                                                   -------------

                           (5)      The amount of the payment
                                    set forth in paragraph 1
                                    above in respect of Class
                                    B Additional Interest
                                    previously due but not
                                    distributed on a prior
                                    Payment Date................. $
                                                                   -------------

                           (6)      The amount of the payment
                                    set forth in paragraph 1
                                    above in respect of
                                    principal of the Class B
                                    Notes........................ $
                                                                   -------------

                  C) Information regarding payments in respect of the Class C Notes, per $1,000 Outstanding Dollar Principal Amount

                           (1)      The total amount of the
                                    payment in respect of
                                    Class C Notes................ $
                                                                   -------------

                           (2)      The amount of the payment
                                    set forth in paragraph 1
                                    above in respect of Class
                                    C Monthly Interest........... $
                                                                   -------------

                           (3)      The amount of the payment
                                    set forth in paragraph 1
                                    above in respect of Class
                                    C Monthly Interest
                                    previously due but not
                                    distributed on a prior
                                    Payment Date................. $
                                                                   -------------

                           (4)      The amount of the payment
                                    set forth in paragraph 1
                                    above in respect of Class
                                    C Additional Interest........ $
                                                                   -------------

                           (5)      The amount of the payment
                                    set forth in paragraph 1
                                    above in respect of Class
                                    C Additional Interest
                                    previously due but not
                                    distributed on a prior
                                    Payment Date................. $
                                                                   -------------

                           (6)      The amount of the payment
                                    set forth in paragraph 1
                                    above in respect of
                                    principal of the Class C
                                    Notes........................ $
                                                                   -------------


                                             AMERICAN EXPRESS TRAVEL RELATED
                                             SERVICES COMPANY, INC., as Servicer


                                             By:
                                                 -------------------------------
                                                 Name:
                                                 Title:

------------------------------------------------------------ --------------------- ----------------------- --------------------
TRUST                                                        TRUST
ACTIVITY                                                     TOTALS
------------------------------------------------------------ --------------------- ----------------------- --------------------
Number of days in Monthly Period
                                                             ---------
------------------------------------------------------------ --------------------- ----------------------- --------------------
Beginning of Monthly Period Principal Receivables or, if
there were additions or removals during the Monthly
Period, the average balance for such Monthly Period          $________
------------------------------------------------------------ --------------------- ----------------------- --------------------
Beginning of Monthly Period Invested Amount of Collateral
Certificates                                                 $________
------------------------------------------------------------ --------------------- ----------------------- --------------------
Beginning of Monthly Period Available Overconcentration
Amount                                                       $________
------------------------------------------------------------ --------------------- ----------------------- --------------------
Beginning of Monthly Period Excess Funding Amount            $________
------------------------------------------------------------ --------------------- ----------------------- --------------------
Beginning of Monthly Period Required Pool Balance            $________
------------------------------------------------------------ --------------------- ----------------------- --------------------
Beginning of Monthly Period Pool Balance                     $________
------------------------------------------------------------ --------------------- ----------------------- --------------------
Principal Collections                                        $________
------------------------------------------------------------ --------------------- ----------------------- --------------------
Finance Charge Collections                                   $________
------------------------------------------------------------ --------------------- ----------------------- --------------------
Principal Payment Rate                                       ________%
------------------------------------------------------------ --------------------- ----------------------- --------------------
Default Amount                                               $________
------------------------------------------------------------ --------------------- ----------------------- --------------------
Annualized Default Rate                                      ________%
------------------------------------------------------------ --------------------- ----------------------- --------------------
Servicing Fee                                                $________
------------------------------------------------------------ --------------------- ----------------------- --------------------
New Principal Receivables                                    $________
------------------------------------------------------------ --------------------- ----------------------- --------------------
End of Monthly Period Principal Receivables                  $________
------------------------------------------------------------ --------------------- ----------------------- --------------------
End of Monthly Period Invested Amount of Collateral
Certificates                                                 $________
------------------------------------------------------------ --------------------- ----------------------- --------------------
End of Monthly Period Available Overconcentration Amount     $________
------------------------------------------------------------ --------------------- ----------------------- --------------------
End of Monthly Period Excess Funding Amount                  $________
------------------------------------------------------------ --------------------- ----------------------- --------------------
End of Monthly Period Required Pool Balance                  $________
------------------------------------------------------------ --------------------- ----------------------- --------------------
End of Monthly Period Pool Balance                           $________
------------------------------------------------------------ --------------------- ----------------------- --------------------
End of Monthly Period Required Transferor Amount             $________
------------------------------------------------------------ --------------------- ----------------------- --------------------
End of Monthly Period Transferor Amount                      $________
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
TRANSFEROR AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
Beginning of Monthly Period Transferor Amount                                      $____________
-------------------------------------------------------------------------------------------------------------------------------
Beginning of Monthly Period Pool Balance                                           $____________
------------------------------------------------------------ --------------------- ----------------------- --------------------
End of Monthly Period Pool Balance                                                 $____________
------------------------------------------------------------ --------------------- ----------------------- --------------------
Beginning of Monthly Period Nominal Liquidation Amount                             $____________
------------------------------------------------------------ --------------------- ----------------------- --------------------

------------------------------------------------------------ --------------------- ----------------------- --------------------
Beginning of Monthly Period Nominal Liquidation Amount                             $____________
------------------------------------------------------------ --------------------- ----------------------- --------------------
End of Monthly Period Transferor Amount                                            $____________
------------------------------------------------------------ --------------------- ----------------------- --------------------
Series 2005-2 Floating Allocation Percentage                 ________%
------------------------------------------------------------ --------------------- ----------------------- --------------------
Allocations of Finance Charge Collections                    $________
------------------------------------------------------------ --------------------- ----------------------- --------------------
Series 2005-2 Reallocation Group A Finance Charge
Collections                                                  $________
------------------------------------------------------------ --------------------- ----------------------- --------------------
Allocations of Shared Excess Available Finance Charge
Collections                                                  $________
------------------------------------------------------------ --------------------- ----------------------- --------------------
Series 2005-2 Principal Allocation Percentage                ________%
------------------------------------------------------------ --------------------- ----------------------- --------------------
Allocations of Principal Collections                         $________
------------------------------------------------------------ --------------------- ----------------------- --------------------
Allocations of Shared Excess Available Principal Charge      $________
Collections
------------------------------------------------------------ --------------------- ----------------------- --------------------
Series 2005-2 Default Amount                                 $________
------------------------------------------------------------ --------------------- ----------------------- --------------------
Series 2005-2 Servicing Fee                                  $________
------------------------------------------------------------ --------------------- ----------------------- --------------------
Allocations of amounts withdrawn from the
Overconcentration Account                                    $________
------------------------------------------------------------ --------------------- ----------------------- --------------------
Series 2005-2 Portfolio Yield                                ________%
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
TRUST PERFORMANCE
-------------------------------------------------------------------------------------------------------------------------------
Delinquencies
-------------------------------------- --------------------- --------------------- ----------------------- --------------------
                                       31-60 Days
                                       Delinquent            _________
-------------------------------------- --------------------- --------------------- ----------------------- --------------------
                                       61-90 Days
                                       Delinquent            _________
-------------------------------------- --------------------- --------------------- ----------------------- --------------------
                                       90+ Days Delinquent
                                                             ---------
-------------------------------------- --------------------- --------------------- ----------------------- --------------------
                                       Total 30+ Days
                                       Delinquent            _________
-------------------------------------- --------------------- --------------------- ----------------------- --------------------

-------------------------------------------------------------------------------------------------------------------------------
REALLOCATION GROUP A ALLOCATIONS
-------------------------------------------------------------------------------------------------------------------------------
Outstanding Dollar Principal Amount    $________
-------------------------------------------------------------------------------------------------------------------------------
Finance Charge Collections             $________
-------------------------------------------------------------------------------------------------------------------------------
Interest                               $________
-------------------------------------- --------------------- --------------------- ----------------------- --------------------
Default Amount                         $________
-------------------------------------- --------------------- --------------------- ----------------------- --------------------
Fees                                   $________
-------------------------------------- --------------------- --------------------- ----------------------- --------------------
Additional Amounts                     $________
-------------------------------------- --------------------- --------------------- ----------------------- --------------------
Total                                  $________
-------------------------------------- --------------------- --------------------- ----------------------- --------------------
End of Monthly Period Series 2005-2                          $____________
Nominal Liquidation Amount
-------------------------------------- --------------------- --------------------- ----------------------- --------------------

-------------------------------------- --------------------- --------------------- ----------------------- --------------------
MONTHLY PERIOD FUNDING REQUIREMENTS    CLASS A               CLASS B               CLASS C                 TOTAL
-------------------------------------- --------------------- --------------------- ----------------------- --------------------
Principal Funding Account Balance                                                                          $___________
-------------------------------------- --------------------- --------------------- ----------------------- --------------------
Investment Proceeds for Monthly
Period                                                                                                     $___________
-------------------------------------- --------------------- --------------------- ----------------------- --------------------
Accumulation Reserve Account                                                                               $___________
-------------------------------------- --------------------- --------------------- ----------------------- --------------------
Accumulation Reserve Account Surplus                                                                       $___________
-------------------------------------- --------------------- --------------------- ----------------------- --------------------
Class C Reserve Account                                                                                    $___________
-------------------------------------- --------------------- --------------------- ----------------------- --------------------
Class C Reserve Account Surplus                                                                            $___________
-------------------------------------- --------------------- --------------------- ----------------------- --------------------
Note Interest Rate
(__/__/__ to __/__/__)                  _________%            _________%            _________%              _________%
-------------------------------------- --------------------- --------------------- ----------------------- --------------------
Monthly Interest Due                   $____________         $____________         $____________           $___________
-------------------------------------- --------------------- --------------------- ----------------------- --------------------
Outstanding Monthly Interest Due       $____________         $____________         $____________           $___________
-------------------------------------- --------------------- --------------------- ----------------------- --------------------
Additional Interest Due                $____________         $____________         $____________           $___________
-------------------------------------- --------------------- --------------------- ----------------------- --------------------
Outstanding Additional Interest Due    $____________         $____________         $____________           $___________
-------------------------------------- --------------------- --------------------- ----------------------- --------------------
Total Interest Due                     $____________         $____________         $____________           $___________
-------------------------------------- --------------------- --------------------- ----------------------- --------------------

-------------------------------------- --------------------- --------------------- ----------------------- --------------------
Investor Charge-Offs                                                                                       $___________
-------------------------------------- --------------------- --------------------- ----------------------- --------------------
Reimbursement of Nominal Liquidation                                                                       $___________
Account Deficits
-------------------------------------- --------------------- --------------------- ----------------------- --------------------

-------------------------------------- --------------------- --------------------- ----------------------- --------------------
Reallocated Principal Collections
                                                                                                           $-----------
-------------------------------------- --------------------- --------------------- ----------------------- --------------------
Interest and Principal Funding
Investment Proceeds                                                                                        $___________
-------------------------------------- --------------------- --------------------- ----------------------- --------------------
Interest on Accumulation Reserve                                                                           $___________
Account
-------------------------------------- --------------------- --------------------- ----------------------- --------------------
Interest on Class C Reserve Account                                                                        $___________
-------------------------------------- --------------------- --------------------- ----------------------- --------------------
Portfolio Yield
                                                                                                           ---------%
-------------------------------------- --------------------- --------------------- ----------------------- --------------------
Base Rate                                                                                                  _________%
-------------------------------------- --------------------- --------------------- ----------------------- --------------------
Excess Spread Percentage                                                                                   _________%
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
NOTES - BALANCES AND PAYMENTS          CLASS A               CLASS B               CLASS C                 TOTAL
-------------------------------------- --------------------- --------------------- ----------------------- --------------------
Beginning of the Month Outstanding
Dollar Principal Amount                $____________         $____________         $____________           $___________
-------------------------------------- --------------------- --------------------- ----------------------- --------------------
Payments of Interest                   $____________         $____________         $____________           $___________
-------------------------------------- --------------------- --------------------- ----------------------- --------------------
Deposits to the Principal Funding
Account                                $____________         $____________         $____________           $___________
-------------------------------------- --------------------- --------------------- ----------------------- --------------------
Payments of Principal                  $____________         $____________         $____________           $___________
-------------------------------------- --------------------- --------------------- ----------------------- --------------------
Total Payments                         $____________         $____________         $____________           $___________
-------------------------------------- --------------------- --------------------- ----------------------- --------------------
End of the Month Outstanding Dollar
Principal Amount                       $____________         $____________         $____________           $___________
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
APPLICATION OF SERIES 2005-2 AVAILABLE FINANCE CHARGE COLLECTIONS
-------------------------------------------------------------------------------------------------------------------------------
1.  Class A Notes
---------------------------------------------------------------------------------- ----------------------- --------------------
         a.  Class A Monthly Interest                                              $____________
         b.  Class A Outstanding Monthly Interest                                  $____________
         c.  Class A Additional Interest                                           $____________
         d.  Class A Outstanding Additional Interest                               $____________
---------------------------------------------------------------------------------- ----------------------- --------------------
2.  Class B Notes
------------------------------------------------------------ --------------------- ----------------------- --------------------
         a.  Class B Monthly Interest                                              $____________
         b.  Class B Outstanding Monthly Interest                                  $____________
         c.  Class B Additional Interest                                           $____________
         d.  Class B Outstanding Additional Interest                               $____________
---------------------------------------------------------------------------------- ----------------------- --------------------
3.  Class C Notes
------------------------------------------------------------ --------------------- ----------------------- --------------------
         a.  Class C Monthly Interest                                              $____________
         b.  Class C Outstanding Monthly Interest                                  $____________
         c.  Class C Additional Interest                                           $____________
         d.  Class C Outstanding Additional Interest                               $____________
---------------------------------------------------------------------------------- ----------------------- --------------------
4.  Series 2005-2 Servicing Fee                                                    $____________
---------------------------------------------------------------------------------- ----------------------- --------------------
5. Amount equal to Series 2005-2 Default Amount treated as Series 2005-2
     Available Principal Collections                                               $____________
---------------------------------------------------------------------------------- ----------------------- --------------------
6. Amount equal to unreimbursed reductions in the Series 2005-2 Nominal
     Liquidation treated as Series 2005-2 Available Principal Collections          $____________
---------------------------------------------------------------------------------- ----------------------- --------------------
7.  Deposited to Accumulation Reserve Account                                      $____________
---------------------------------------------------------------------------------- ----------------------- --------------------
8.  Deposited to Class C Reserve Account                                           $____________
---------------------------------------------------------------------------------- ----------------------- --------------------
9. If event of default and acceleration, amount treated as Series 2005-2
     Available Principal Collections                                               $____________
---------------------------------------------------------------------------------- ----------------------- --------------------
10.  Remaining amount treated as Shared Excess Available Finance Charge
     Collections available for allocation to other Series in Shared Excess
     Available Finance Charge Collections Group A                                  $____________
---------------------------------------------------------------------------------- ----------------------- --------------------

---------------------------------------------------------------------------------- ----------------------- --------------------
11.  Remaining amount paid to holders of Transferor Interest                       $____________
---------------------------------------------------------------------------------- ----------------------- --------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL COLLECTIONS
-------------------------------------------------------------------------------------------------------------------------------
1.  Series 2005-2 Principal Allocation Percentage                                  ________%
------------------------------------------------------------ --------------------- ----------------------- --------------------
2.  Series 2005-2 Allocable Principal Collections                                  $____________
------------------------------------------------------------ --------------------- ----------------------- --------------------
3.  Reallocated Principal Collections required to pay shortfalls in interest on the Class A Notes or the Class B Notes or shortfalls in the Series 2005-2
    Servicing Fee and past due amounts thereon                                     $____________
------------------------------------------------------------ --------------------- ----------------------- --------------------
4.  Item 2 minus Item 3                                                            $____________
------------------------------------------------------------ --------------------- ----------------------- --------------------
5.  Shared Excess Available Principal Collections from
    other Series allocated to Series 2005-2                                        $____________
------------------------------------------------------------ --------------------- ----------------------- --------------------
6.  Other amounts treated as Available Investor Principal
    Collections                                                                    $____________
------------------------------------------------------------ --------------------- ----------------------- --------------------
7.  Series 2005-2 Available Principal Collections (total
    of items 4, 5 and 6)                                                           $____________
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
APPLICATION OF AVAILABLE PRINCIPAL COLLECTIONS DURING REVOLVING PERIOD
-------------------------------------------------------------------------------------------------------------------------------
  Treated as Shared Excess Available Principal Collections                         $____________
------------------------------------------------------------ --------------------- ----------------------- --------------------

-------------------------------------------------------------------------------------------------------------------------------
APPLICATION OF PRINCIPAL COLLECTIONS DURING CONTROLLED ACCUMULATION PERIOD
-------------------------------------------------------------------------------------------------------------------------------
1.  Principal Funding Account                                                      $____________
------------------------------------------------------------ --------------------- ----------------------- --------------------
2.  Treated as Shared Excess Available Principal Collections                       $____________
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
APPLICATION OF PRINCIPAL COLLECTIONS DURING EARLY AMORTIZATION PERIOD
------------------------------------------------------------ --------------------- ----------------------- --------------------
1.  Class A Noteholders                                                            $____________
------------------------------------------------------------ --------------------- ----------------------- --------------------
2.  Class B Noteholders                                                            $____________
------------------------------------------------------------ --------------------- ----------------------- --------------------
3.  Class C Noteholders                                                            $____________
------------------------------------------------------------ --------------------- ----------------------- --------------------
4.  Treated as Shared Excess Available Principal Collections                       $____________
------------------------------------------------------------ --------------------- ----------------------- --------------------

------------------------------------------------------------ --------------------- ----------------------- --------------------
APPLICATION OF SHARED EXCESS AVAILABLE FINANCE CHARGE COLLECTIONS ALLOCATED TO SERIES 2005-2
-------------------------------------------------------------------------------------------------------------------------------
1.   Shared Excess Available Finance Charge Collections                            $____________
------------------------------------------------------------ --------------------- ----------------------- --------------------
2.   Applied to fund Class A Monthly Interest
     and Class A Additional Interest
     and any past due Class A Monthly
     Interest and Class A Additional Interest                                      $____________
------------------------------------------------------------ --------------------- ----------------------- --------------------
3.   Applied to fund Class B Monthly Interest
     and Class B Additional Interest
     and any past due Class B Monthly
     Interest and Class B Additional Interest                                      $____________
------------------------------------------------------------ --------------------- ----------------------- --------------------
4.   Applied to fund Class C Monthly Interest
     and Class C Additional Interest
     and any past due Class C Monthly
     Interest and Class C Additional Interest                                      $____________
------------------------------------------------------------ --------------------- ----------------------- --------------------
5.   Applied to unpaid Series 2005-2 Servicing Fee                                 $____________
------------------------------------------------------------ --------------------- ----------------------- --------------------
6.   Amount equal to Series 2005-2 Default Amount treated
     as Series 2005-2 Available Principal Collections                              $____________
------------------------------------------------------------ --------------------- ----------------------- --------------------
7.   Amount equal to unreimbursed reductions
     in the Series 2005-2 Nominal Liquidation
     treated as Series 2005-2 Available
     Principal Collections                                                         $____________
------------------------------------------------------------ --------------------- ----------------------- --------------------
8.   Deposited to Accumulation Reserve Account                                     $____________
------------------------------------------------------------ --------------------- ----------------------- --------------------
9.   Deposited to Class C Reserve Account                                          $____________
------------------------------------------------------------ --------------------- ----------------------- --------------------
10.  If event of default and acceleration,
     amount treated as Series 2005-2 Available
     Principal Collections                                                         $____________
------------------------------------------------------------ --------------------- ----------------------- --------------------
11.  Remaining amount treated as Shared Excess Available
     Finance Charge Collections available to cover Series
     Available Finance Charge Collections Shortfalls                               $____________
------------------------------------------------------------ --------------------- ----------------------- --------------------
12.  Remaining amount paid to holders of
     Transferor Interest                                                           $____________
-------------------------------------- --------------------- --------------------- ----------------------- --------------------

-------------------------------------- --------------------- --------------------- ----------------------- --------------------
YIELD AND BASE RATE
-------------------------------------- --------------------- --------------------- ----------------------- --------------------
1.   Base Rate                         Current Monthly
                                       Period                                      ________%
-------------------------------------- --------------------- --------------------- ----------------------- --------------------
                                       Prior Monthly
                                       Period                                      ________%
-------------------------------------- --------------------- --------------------- ----------------------- --------------------

-------------------------------------- --------------------- --------------------- ----------------------- --------------------
                                       Second Prior
                                       Monthly Period                              ________%
-------------------------------------- --------------------- --------------------- ----------------------- --------------------
2.   Three Month Average
     Base Rate                                                                     ________%
-------------------------------------- --------------------- --------------------- ----------------------- --------------------
3.   Portfolio Yield                   Current Monthly
                                       Period                                      ________%
-------------------------------------- --------------------- --------------------- ----------------------- --------------------
                                       Prior Monthly
                                       Period                                      ________%
-------------------------------------- --------------------- --------------------- ----------------------- --------------------
                                       Second Prior
                                       Monthly Period                              ________%
-------------------------------------- --------------------- --------------------- ----------------------- --------------------
4.   Three Month Average
     Portfolio Yield                                                               ________%
-------------------------------------- --------------------- --------------------- ----------------------- --------------------


                                    AMERICAN EXPRESS TRAVEL RELATED
                                    SERVICES COMPANY, INC., as Servicer

                                    By:
                                       --------------------------------------
                                         Name:
                                         Title:

                                                                       EXHIBIT C

                     FORM OF MONTHLY SERVICER'S CERTIFICATE

             AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.

                         AMERICAN EXPRESS ISSUANCE TRUST
                                  SERIES 2005-2


                  The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc., as servicer ("TRS"), pursuant to the Transfer and Servicing Agreement, dated as of May 19, 2005 (as may be amended and supplemented, the "Agreement"), among AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION V LLC, a Delaware limited liability company, as transferor, TRS, as servicer and administrator, AMERICAN EXPRESS ISSUANCE TRUST, a statutory trust created under the laws of the State of Delaware (the "Trust"), and THE BANK OF NEW YORK, as Indenture Trustee (the "Indenture Trustee"), does hereby certify that:


                  (1) Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or the Indenture, dated as of May 19, 2005 (as amended or supplemented, the "Indenture"), between the Trust and the Indenture Trustee, as supplemented by the Series 2005-2 Indenture Supplement, dated as of September 16, 2005, between the Trust and the Indenture Trustee (as amended and supplemented, the "Indenture Supplement" and together with the Indenture, the "Indenture"), as applicable.

                  (2) TRS is, as of the date hereof, the Servicer under the Agreement.

                  (3) The undersigned is an Authorized Officer of the Servicer who is duly authorized pursuant to the Agreement to execute and deliver this Certificate to the Indenture Trustee.

                  (4) This Certificate relates to the Payment Date occurring on [__________ ____, 20__].

                  (5) As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects its obligations under the Agreement and the Indenture through the Monthly Period preceding such Payment Date and no material default in the performance of such obligations has occurred or is continuing except as set forth in paragraph 6 below.

                  (6) The following is a description of each material default in the performance of the Servicer's obligations under the provisions of the Agreement known to me to have been made by the Servicer through the Monthly Period preceding such Payment Date, which sets forth in detail
         (i) the nature of each such default, (ii) the action taken by the Servicer, if any, to remedy each such default and (iii) the current status of each such default: [If applicable, insert "None."]

                  IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this [____] day of [____, ____].





                            AMERICAN EXPRESS TRAVEL RELATED
                              SERVICES COMPANY, INC., as Servicer



                            By:
                                     ------------------------------------------
                                     Name:
                                     Title: